                                                                    EXHIBIT 99.1

                         AGREEMENT AND PLAN OF MERGER


                                 BY AND AMONG


                          LOWRANCE ELECTRONICS, INC.,


                         ORBITAL SCIENCES CORPORATION


                                      AND


                             MAGELLAN CORPORATION




                          Dated as of March 11, 1999





                               TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
ARTICLE I.THE MERGER..............................................................................................2
                  Section 1.1.        The Merger..................................................................2
                                      ----------
                  Section 1.2.        Closing.....................................................................2
                                      -------
                  Section 1.3.        Effective Time..............................................................2
                                      --------------
                  Section 1.4.        Effects of the Merger.......................................................2
                                      ---------------------
                  Section 1.5.        Tax Consequences............................................................2
                                      ----------------

ARTICLE II.THE SURVIVING CORPORATION..............................................................................2
                  Section 2.1.        Certificate of Incorporation; Bylaws........................................2
                                      ------------------------------------
                  Section 2.2.        Directors and Officers......................................................2
                                      ----------------------

ARTICLE III.CONVERSION OF SHARES..................................................................................2
                  Section 3.1.        Conversion of Securities....................................................2
                                      ------------------------
                  Section 3.2.        Surrender and Payment.......................................................5
                                      ---------------------
                  Section 3.3.        Adjustments to Prevent Dilution.............................................8
                                      -------------------------------

ARTICLE IV.REPRESENTATIONS AND WARRANTIES OF THE COMPANY..........................................................8
                  Section 4.1.        Organization and Qualification..............................................8
                                      ------------------------------
                  Section 4.2.        The Company's Capitalization................................................9
                                      ----------------------------
                  Section 4.3.        Authority Relative to the Agreement........................................10
                                      -----------------------------------
                  Section 4.4.        Consents and Approvals; No Violation.......................................10
                                      ------------------------------------
                  Section 4.5.        Reports and Financial Statements...........................................11
                                      --------------------------------
                  Section 4.6.        No Material Adverse Changes................................................12
                                      ---------------------------
                  Section 4.7.        Litigation.................................................................13
                                      ----------
                  Section 4.8.        Taxes......................................................................13
                                      -----
                  Section 4.9.        Reorganization.............................................................15
                                      --------------
                  Section 4.10.       Employee Benefit Plans.....................................................15
                                      ----------------------
                  Section 4.11.       Employment Matters.........................................................17
                                      ------------------
                  Section 4.12.       Intellectual Property......................................................17
                                      ---------------------
                  Section 4.13.       Environmental Matters......................................................19
                                      ---------------------
                  Section 4.14.       Title to Properties; Encumbrances..........................................19
                                      ---------------------------------
                  Section 4.15.       Permits and Licenses.......................................................20
                                      --------------------
                  Section 4.16.       Material Contracts and Commitments.........................................20
                                      ----------------------------------
                  Section 4.17.       Insurance..................................................................20
                                      ---------
                  Section 4.18.       Product Warranties.........................................................20
                                      ------------------
                  Section 4.19.       Certain Business Practices.  ..............................................21
                                      --------------------------
                  Section 4.20.       Compliance with Laws.......................................................21
                                      --------------------
                  Section 4.21.       Brokers and Finders........................................................21
                                      -------------------
                  Section 4.22.       Opinion of Financial Advisors..............................................21
                                      -----------------------------
                  Section 4.23.       Company Stockholders' Approval.............................................21
                                      ------------------------------

                  Section 4.24.       Disclaimer of Additional and Implied Warranties............................22
                                      -----------------------------------------------

ARTICLE V.REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB.................................................22
                  Section 5.1.        Organization and Qualification.............................................22
                                      ------------------------------
                  Section 5.2.        Parent's Capitalization....................................................22
                                      -----------------------
                  Section 5.3.        Authority Relative to the Agreement........................................23
                                      -----------------------------------
                  Section 5.4.        Consents and Approvals; No Violation.......................................23
                                      ------------------------------------
                  Section 5.5.        Reports and Financial Statements...........................................24
                                      --------------------------------
                  Section 5.6.        No Material Adverse Changes................................................25
                                      ---------------------------
                  Section 5.7.        Litigation.................................................................25
                                      ----------
                  Section 5.8.        Brokers and Finders........................................................25
                                      -------------------
                  Section 5.9.        Reorganization.............................................................25
                                      --------------
                  Section 5.10.       Disclaimer of Additional and Implied Warranties............................25
                                      -----------------------------------------------

ARTICLE V.A. REPRESENTATIONS AND WARRANTIES OF MAGELLAN..........................................................26
                  Section 5A.1.       Organization and Qualification.............................................26
                                      ------------------------------
                  Section 5A.2        Authority Relative to the Merger...........................................26
                                      --------------------------------
                  Section 5A.3        Consents and Approvals; No Violation.......................................26
                                      ------------------------------------
                  Section 5A.4        No Material Impairment.....................................................27
                                      ----------------------
                  Section 5A.5        Litigation.................................................................27
                                      ----------
                  Section 5A.6        Brokers and Finders........................................................27
                                      -------------------
                  Section 5A.7        Reorganization.............................................................28
                                      --------------
                  Section 5A.8        Disclaimer of Additional and Implied Warranties............................28
                                      -----------------------------------------------

ARTICLE VI.COVENANTS OF THE COMPANY, PARENT, AND MERGER SUBPRIOR TO THE EFFECTIVE TIME...........................28
                  Section 6.1.        Conduct of Business by the Company Pending the Merger......................28
                                      -----------------------------------------------------
                  Section 6.2.        No Shopping................................................................30
                                      -----------
                  Section 6.3.        Conduct of Business by Parent and Merger Sub Pending the Merger............32
                                      ---------------------------------------------------------------
                  Section 6.4         Ownership of Magellan......................................................32
                                      ---------------------
                  Section 6.5         Conduct of Business by Magellan Pending the Merger.........................32
                                      --------------------------------------------------


ARTICLE VII.ADDITIONAL AGREEMENTS................................................................................32
                  Section 7.1.        Obligations................................................................32
                                      -----------
                  Section 7.2.        Proxy Statement............................................................33
                                      ---------------
                  Section 7.3.        Access to Information: Confidentiality.....................................35
                                      --------------------------------------
                  Section 7.4.        Indemnification of Company Directors, Officers and Employees...............36
                                      ------------------------------------------------------------

                  Section 7.5.        Certain Filings............................................................37
                                      ---------------
                  Section 7.6.        Public Announcements.......................................................38
                                      --------------------
                  Section 7.7.        Further Assurances.........................................................38
                                      ------------------
                  Section 7.8.        Notices of Certain Events..................................................39
                                      -------------------------
                  Section 7.9.        Company Stockholders' Meeting..............................................40
                                      -----------------------------
                  Section 7.10.       Expenses and Fees..........................................................40
                                      -----------------
                  Section 7.11.       Employee Benefits..........................................................41
                                      -----------------
                  Section 7.12.       Affiliates.................................................................42
                                      ----------
                  Section 7.13.       Stock Exchange Listing.....................................................42
                                      ----------------------
                  Section 7.14.       Takeover Statute...........................................................42
                                      ----------------
                  Section 7.15.       Efforts to Consummate the Merger...........................................42
                                      --------------------------------
                  Section 7.16.       Actions Affecting Section 368(a) of the Code...............................43
                                      --------------------------------------------
                  Section 7.17.       Assumption of Debt.........................................................43
                                      ------------------
                  Section 7.18.       FIRPTA Certificate.........................................................43
                                      ------------------

ARTICLE VIII.CONDITIONS TO THE MERGER............................................................................43
                  Section 8.1.        Conditions to the Obligations of Each Party................................43
                                      -------------------------------------------
                  Section 8.2.        Conditions to the Obligations of Parent and Magellan.......................44
                                      ----------------------------------------------------
                  Section 8.3.        Conditions to the Obligations of the Company...............................45
                                      --------------------------------------------

ARTICLE IX.TERMINATION; AMENDMENT; WAIVER........................................................................46
                  Section 9.1.        Termination................................................................46
                                      -----------
                  Section 9.2.        Effect of Termination......................................................48
                                      ---------------------

ARTICLE X.MISCELLANEOUS..........................................................................................48
                  Section 10.1.       Non-Survival of Representations and Warranties.............................48
                                      ----------------------------------------------
                  Section 10.2.       Entire Agreement; Assignment...............................................49
                                      ----------------------------
                  Section 10.3.       Amendment and Modification.................................................49
                                      --------------------------
                  Section 10.4.       Waiver; Consents...........................................................49
                                      ----------------
                  Section 10.5.       Severability...............................................................49
                                      ------------
                  Section 10.6.       Notices....................................................................49
                                      -------
                  Section 10.7.       Governing Law..............................................................51
                                      -------------
                  Section 10.8.       Jurisdiction...............................................................51
                                      ------------
                  Section 10.9.       Descriptive Headings.......................................................51
                                      --------------------
                  Section 10.10.      Parties in Interest; No Third Party Beneficiary............................51
                                      -----------------------------------------------
                  Section 10.11.      Counterparts...............................................................51
                                      ------------
                  Section 10.12.      Incorporation by Reference.................................................51
                                      --------------------------
                  Section 10.13.      Interpretation.............................................................51
                                      --------------

EXHIBITS
--------

Exhibit A - Definitions
---------
Exhibit B - "Affiliates" Agreement
---------
Exhibit C - Representation Letters
---------

                         AGREEMENT AND PLAN OF MERGER

     THIS AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of  March
                                              ---------
11, 1999, is entered into by and among Lowrance Electronics, Inc., a Delaware corporation (the "Company"), Orbital Sciences Corporation, a Delaware
                  -------
corporation ("Parent"), and Magellan Corporation, a Delaware corporation
              ------
("Magellan").
  --------

                                   RECITALS

     WHEREAS, as of the date hereof, Parent is the majority Shareholder of Magellan; and

     WHEREAS, subject to and in accordance with the terms and conditions of this Agreement, the respective Boards of Directors of Parent, Magellan and the Company, have approved the merger of the Company with and into Magellan (the "Merger"); and
 ------

     WHEREAS, concurrently with the execution of this Agreement and as an inducement to Parent to enter into this Agreement, Darrell J. Lowrance ("Principal Shareholder"), who beneficially owns 1,907,423 shares of common stock of the Company as of the date hereof, has entered into a Stockholder Support Agreement (the "Support Agreement") with Parent pursuant to which
                         -----------------
Principal Shareholder has agreed to vote all voting securities of the Company beneficially owned by him in favor of approval and adoption of this Agreement and the Merger; and

     WHEREAS, concurrently with the execution of this Agreement and as an inducement to the Company to enter into this Agreement, Parent ("Principal Magellan Shareholder"), who beneficially owns 50,000,000 shares of common stock of Magellan as of the date hereof, has entered into a Stockholder Support Agreement (the "Orbital Support Agreement") with the Company pursuant to which
                -------------------------
Principal Magellan Shareholder has agreed to vote all voting securities of Magellan beneficially owned by it in favor of approval and adoption of this Agreement and the Merger to the extent any such vote may be required; and

     WHEREAS, the parties hereto desire to set forth certain representations, warranties and covenants made by each to the other as an inducement to the consummation of the Merger; and

     WHEREAS, certain terms used herein are defined in Exhibit A attached
                                                       ---------
hereto;

     NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties and covenants herein contained, the parties hereto hereby agree as follows:

                                  ARTICLE I.

                                  THE MERGER

     Section 1.1. The Merger.  Subject to and in accordance with the terms and
                  ----------
conditions of this Agreement and in accordance with the Delaware General Corporation Law (the "DGCL"), at the Effective Time (as defined in Section 1.3)
                      ----                                         -----------
the Company shall be merged with and into Magellan. As a result of the Merger, the separate corporate existence of the Company shall cease and Magellan shall continue as the surviving corporation (sometimes referred to herein as the "Surviving Corporation") and shall succeed to and assume all of the rights and
 ---------------------
obligations of the Company and Magellan in accordance with the DGCL.

     Section 1.2. Closing.  The closing of the Merger (the "Closing") shall take
                  -------                                   -------
place at the offices of Parent, 21700 Atlantic Boulevard, Dulles, Virginia 20166, or at such other place as Parent, Magellan and the Company shall agree, as soon as practicable after the satisfaction or waiver of the conditions set forth in Article VIII. The date on which the Closing actually occurs is
         ------------
referred to herein as the "Closing Date."
                           ------------

     Section 1.3. Effective Time.  The Merger shall become effective at such
                  --------------
time (the "Effective Time") as a certificate of merger is filed with the
           --------------
Secretary of State of the State of Delaware in accordance with the DGCL (the "Certificate of Merger") or at such later time as may be agreed by Parent,
 ---------------------
Magellan and the Company and specified in the Certificate of Merger in accordance with applicable law. The Certificate of Merger shall be filed simultaneously with the Closing. The parties acknowledge that it is their mutual desire and intent to consummate the Merger as soon as practicable after the date hereof, and in any event within five business days after the satisfaction, or waiver, of all conditions set forth in Article VIII hereof,
                                                        ------------
subject to the terms and conditions hereof. Accordingly, subject to the provisions hereof, the parties shall use all reasonable efforts to consummate, as soon as practicable, the transactions contemplated by this Agreement.

     Section 1.4. Effects of the Merger.  The Merger shall have the effects set
                  ---------------------
forth in the applicable provisions of the DGCL.

     Section 1.5.  Tax Consequences.  It is intended by the parties hereto that
                   ----------------
the Merger shall constitute a "reorganization" for federal income tax purposes within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). The parties hereto adopt this Agreement as a "plan of reorganization" within the meaning of Section 1.368-2(g) and 1.368-3(a) of the United States Income Tax Regulations.

                                  ARTICLE II.
                           THE SURVIVING CORPORATION

     Section 2.1.  Certificate of Incorporation; Bylaws.  The certificate of
                   ------------------------------------
incorporation and bylaws of Magellan, as in effect immediately prior to the Effective Time, shall be the certificate of incorporation and bylaws of the Surviving Corporation and thereafter shall continue to be its certificate of incorporation and bylaws until amended as provided therein and under the DGCL.

     Section 2.2. Directors and Officers.  The directors and officers of the
                   ----------------------
Surviving Corporation shall be as designated in Schedule 2.2, and such directors
                                                ------------
and officers shall hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation until their respective successors are duly elected or appointed and qualified.

                                 ARTICLE III.
                             CONVERSION OF SHARES

     Section 3.1.   Conversion of Securities.
                    ------------------------

          (a) At the Effective Time, each issued and outstanding share of capital stock of Magellan shall, by virtue of the Merger and without any action on the part of the holder thereof, remain an issued and outstanding share of the same class of capital stock of the Surviving Corporation.

          (b) Each share of common stock, par value $0.10 per share, of the Company (the "Company Common Stock") issued and outstanding immediately prior to
              --------------------
the Effective Time, other than any shares of the Company Common Stock to be canceled pursuant to Section 3.1(e) shall be converted at the Effective Time
                     --------------
into the right to receive the Exchange Ratio (as defined below) of fully paid and nonassessable share of common stock, par value $0.01 per share, of Parent ("Parent Common Stock"). The "Exchange Ratio" shall be equal to the quotient where (i) the numerator shall equal to the quotient obtained by dividing 27,500,000 by the average closing price, rounded to four decimal points, of Parent Common Stock as reported on The New York Stock Exchange, Inc. Composite Tape for the 20 consecutive trading day period ending (and including) the second trading day prior to the Effective Time (the "Average Price") and (ii) the denominator shall equal to the aggregate number of shares of Company Common Stock outstanding immediately prior to the Effective Time; provided, however, that the Average Price shall not be less than $22.00 and shall not be greater than $37.00. Notwithstanding the foregoing, if the Average Price is less than $21.00, the Company may unilaterally terminate this Agreement without any cost whatsoever to the Company by providing to Parent a written notice to so terminate this Agreement; provided, however, that if Parent notifies the Company in writing within three days from the date of receipt of the Company's written notice of such termination whereby Parent agrees to adjust the Exchange Ratio such that the value of Parent Common Stock, based on the Average Price, paid for each share of the Company Common Stock shall be equal to $6.97, the Company may not terminate this Agreement because the Average Price is less than $21.00. In the event of any stock dividend, stock split, reclassification, recapitalization, combination or exchange of shares with respect to, or rights issued in respect of, Parent Common Stock after the date of this Agreement and prior to the Effective Time, the Exchange Ratio and the number 21.00 contained in this paragraph and in Section 9.1(j) shall
                         --------------
be adjusted accordingly. (The amount ultimately paid for each share of the Company Common Stock in accordance with the foregoing may be hereinafter referred to as "Common Stock Merger Consideration"). From and after the
                ---------------------------------
Effective Time, all shares of the Company Common Stock, by virtue of the Merger and without any action on the part of the holders thereof, will be canceled and retired and cease to exist, and each holder of a certificate representing any shares of the Company Common Stock immediately prior to the Effective Time (a "Common Stock Certificate") will thereafter cease to have any rights with
 ------------------------
respect to such shares of the Company Common Stock, except the right to receive the Common Stock Merger Consideration therefor upon the surrender of the Common Stock Certificate in accordance with Section 3.2.
                                     -----------

          (c) No fractional share of Parent Common Stock shall be issued and in lieu thereof, a cash payment shall be made pursuant to Section 3.2(e). No interest will be paid or will accrue on any cash in lieu of fractional shares of Parent Common Stock or any unpaid dividends or distributions in respect of Parent Common Stock payable upon surrender of Common Stock Certificates pursuant to this Article III.
        -----------

          (d) Immediately prior to the Effective Time, the Company will redeem for cash all shares of the Series "A" Preferred Stock, par value $0.50 per share, of the Company (the "Series "A" Preferred Stock") issued and outstanding immediately prior to the Effective Time, upon delivery of the certificates(s) representing shares of the Series A Preferred Stock and such other documents as may reasonably be required by the Company and Parent. The holders of Series "A" Preferred Stock have agreed to surrender their Series "A" Preferred Stock to the Company for cash in an amount per share of Series "A" Preferred Stock equal to five times the result achieved by subtracting $6.375 from the product of the Average Price, multiplied by the Exchange Ratio.

          (e) Each share of the Company Common Stock held in the treasury of the Company and each share of the Company Common Stock owned by Parent, Magellan or any direct or indirect Subsidiary of Parent or of the Company immediately prior to the Effective Time shall be canceled and extinguished at the Effective Time and no payment shall be made with respect thereto.

          (f) For purposes of this Agreement, "Merger Consideration" shall mean
                                               --------------------
the Common Stock Merger Consideration multiplied times the number of shares of Company Common Stock for which such consideration is to be paid.

     Section 3.2.    Surrender and Payment.
                     ---------------------

          (a) Prior to the Effective Time, Parent will appoint a bank or trust company reasonably acceptable to the Company (the "Exchange Agent") for the
                                                   --------------
purpose of exchanging Common Stock Certificates. Immediately following the Effective Time, Parent shall deposit with the Exchange Agent for the benefit of the holders of shares of Company

Common Stock, for exchange in accordance with this Article III, through the
                                                   -----------
Exchange Agent, certificates representing the shares of Parent Common Stock issuable pursuant to Article III in exchange for outstanding shares of Company
                     -----------
Common Stock together with amounts sufficient in the aggregate to provide all funds necessary for the Exchange Agent to make payments in lieu of fractional shares pursuant to Section 3.2(e) and any dividend payments pursuant to Section
                                                                        -------
3.2(d) (such shares of Parent Common Stock and funds, together with any
------
dividends or distributions with respect thereto with a record date after the Effective Time, being hereinafter referred to as the "Exchange Fund").
                                                      -------------

          (b) As soon as reasonably practicable after the Effective Time, the Exchange Agent shall mail to each holder of record of Common Stock Certificates(s) which immediately prior to the Effective Time represented outstanding shares of Company Common Stock, other than shares to be canceled or retired in accordance with Section 3.1(e), (i) a letter of transmittal (which
                                   ------
shall specify that delivery shall be effected, and risk of loss and title to the Common Stock Certificates shall pass, only upon delivery of the Common Stock Certificates to the Exchange Agent and shall be in such form and have such other provisions as Parent may reasonably specify) and (ii) instructions for use in effecting the surrender of the Common Stock Certificates in exchange for certificates representing shares of Parent Common Stock. Upon surrender of a Common Stock Certificate for cancellation to the Exchange Agent or to such other agent or agents as may be appointed by Parent, together with such letter of transmittal, duly executed, and such other documents as may reasonably be required by the Exchange Agent, the holder of such Common Stock Certificate shall be entitled to receive in exchange therefor a certificate representing that number of whole shares of Parent Common Stock which such holder has the right to receive pursuant to the provisions of this Article III, and the Common
                                                    -----------
Stock Certificate so surrendered shall forthwith be canceled. In the event of a transfer of ownership of Company Common Stock which is not registered in the transfer records of the Company, a certificate representing the proper number of shares of Parent Common Stock may be issued to a Person other than the Person in whose name the Common Stock Certificate so surrendered is registered, if such Common Stock Certificate shall be properly endorsed or otherwise be in proper form for transfer and the Person requesting such payment shall pay any transfer or other taxes required by reason of the issuance of shares of Parent Common Stock to a Person other than the registered holder of such Common Stock Certificate or establish to the satisfaction of Parent that such tax has been paid or is not applicable. Until surrendered as contemplated by this Section
                                                                      -------
3.2(b), each Common Stock Certificate shall be deemed at any time after the
------
Effective Time to represent only the right to receive upon such surrender the certificate representing the appropriate number of whole shares of Parent Common Stock, cash in lieu of any fractional shares of Parent Common Stock and any dividends to the extent provided in Section 3.2(d) as contemplated by this
                                    --------------
Section 3.2(b).  No interest will be paid or will accrue on any cash payable in
--------------
lieu of any fractional shares of Parent Common Stock or any dividend to the extent provided in Section 3.2(d).
                   --------------

          (c) All shares of Parent Common Stock issued upon the surrender for exchange of Common Stock Certificates in accordance with the terms of this
Article III (including any cash issued in lieu of fractional shares) shall be
-----------
deemed to have been issued (and paid) in full satisfaction of all rights pertaining to the shares of Company Common Stock theretofore represented by such Common Stock Certificates. At and after the Effective Time, the stock transfer books of the Company will be closed, and there will be no further registration of transfers of shares of the Company Common Stock or the Series "A" Preferred Stock outstanding prior to the Effective Time. If, at or after the Effective Time, Common Stock Certificates are presented to the Surviving Corporation, they will be canceled and exchanged in accordance with this Article III.
                                                       -----------

          (d) No dividends or other distributions with respect to Parent Common Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered Common Stock Certificate with respect to the shares of Parent Common Stock represented thereby, and no cash payment in lieu of fractional shares shall be paid to any such holder pursuant to Section 3.2(e) until the
                                                    --------------
surrender of such Common Stock Certificate in accordance with this Article III.
                                                                   -----------
Subject to the effect of applicable laws, following surrender of any such Common Stock Certificate, there shall be paid to the holder of the certificate representing whole shares of Parent Common Stock issued in exchange therefor, without interest, (i) at the time of such surrender, the amount of any cash payable in lieu of a fractional share of Parent Common Stock to which such holder is entitled pursuant to Section 3.2(e) and the amount of dividends or
                               --------------
other distributions with a record date after the Effective Time theretofore paid with respect to such whole shares of Parent Common Stock, and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective time but prior to such surrender and a payment date subsequent to such surrender payable with respect to such whole shares of Parent Common Stock.

          (e) No certificates or scrip representing fractional shares of Parent Common Stock shall be issued upon the surrender for exchange of the Common Stock Certificates. Each holder of Company Common Stock issued and outstanding at the Effective Time which would otherwise be entitled to receive a fractional share of Parent Common Stock upon surrender of the Common Stock Certificates for exchange pursuant to this Article III (after taking into account all shares of
                          -----------
Company Common Stock then held by such holder) shall receive, in lieu thereof, cash in an amount equal to the value of such fractional share, which shall be equal to the fraction of a share of Parent Common Stock that would otherwise be issued multiplied by the Average Price.

          (f) Any portion of the Exchange Fund which remains undistributed to the holders of Common Stock Certificates for six months after the Effective Time shall be delivered to Parent, upon demand, and any holders of Common Stock Certificates who have not theretofore complied with this Article III shall
                                                         -----------
thereafter look only to Parent (as unsecured general creditors thereof) for payment of their claim for Parent Common Stock, any cash in lieu of fractional shares of Parent Common Stock and any dividends or distributions with respect to Parent Common Stock.

          (g) None of Parent, Magellan, the Company or the Exchange Agent shall be liable to any Person in respect of any shares of Parent Common Stock (or dividends or distributions with respect thereto) or cash from the Exchange Fund delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

          (h) The Exchange Agent shall invest any cash included in the Exchange Fund, as directed by Parent, on a daily basis. Any interest and other income resulting from such investments shall be paid to Parent.

          (i) Surviving Corporation shall be entitled to deduct and withhold from the Common Stock Merger Consideration otherwise payable pursuant to this Agreement to any holder of the Common Stock Certificates such amounts as it is required by regulations to deduct and withhold with respect to the making of such payment under the Code, or any provision of state, local or foreign law. To the extent that amounts are so withheld by Surviving Corporation, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the shares of Company Common Stock in respect of which such deduction and withholding was made.

          (j) If any Common Stock Certificate is lost, stolen, or destroyed, upon the making of an affidavit of that fact by the Person claiming such Common Stock Certificate to be lost, stolen, or destroyed and, if required by Parent, the posting by such Person of a bond in such reasonable amount as Parent may direct as indemnity against any claim that may be made against it with respect to such Common Stock Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Common Stock Certificate the Parent Common Stock, and any cash in lieu of fractional shares and any unpaid dividends or distributions with respect to the Parent Common Stock, to which they are entitled pursuant hereto.

     Section 3.3. Adjustments to Prevent Dilution.  In the event that the
                  -------------------------------
Company changes the number of shares of the Company Common Stock issued and outstanding prior to the Effective Time as a result of a reclassification, stock split (including a reverse split or combination), stock dividend or distribution, recapitalization, subdivision, or other similar transaction, the Common Stock Merger Consideration and the number $6.97 contained in Section
                                                                    -------
3.1(b) shall be correspondingly adjusted.
------

                                  ARTICLE IV.
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to Parent and Magellan as follows:

     Section 4.1.   Organization and Qualification.
                    ------------------------------

          (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to carry on its business as it is now being conducted, and to own, lease and operate its properties and assets. The Company is duly qualified to do business as a foreign corporation and is in good standing under the laws of each state or other jurisdiction in which the properties and assets owned, leased or operated by it or the nature of the business conducted by it make such qualification necessary, except in such jurisdictions where the failure to be duly qualified or in good standing does not and would not reasonably be expected to result in a Material Adverse Effect on the Company. Each such jurisdiction in which the Company is so qualified is set forth on Schedule 4.1(a).
             ---------------

          (b)  Schedule 4.1(b) contains a list of all Subsidiaries of the
               ---------------
Company, indicating in each case the name, type of entity, jurisdiction of organization and other jurisdictions in which it is authorized to do business and the owners of its capital stock. Each Subsidiary of the Company which is a corporation is duly incorporated, validly existing and in good standing under the laws of the state or jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as it is now being conducted and to own, lease and operate its properties and assets. Each Subsidiary of the Company which is not a corporation is duly organized and validly existing under all applicable laws and has all necessary power and authority to carry on its business as it is now being conducted and to own, lease and operate its properties and assets. Each Subsidiary of the Company is duly qualified to do business as a foreign entity and is in good standing under the laws of each state or other jurisdiction in which the properties and assets owned, leased or operated by it or the nature of the business conducted by it make such qualification necessary, except in such jurisdictions where the failure to be duly qualified or in good standing does not and would not result in a Material Adverse Effect on the Company. Except for the capital stock of the Subsidiaries of the Company, the Company does not own, directly or indirectly, any capital stock or other ownership interest in any Person.

          (c) True, correct and complete copies of the Company's Organizational Documents as of the date hereof and the Organizational Documents of each Subsidiary of the Company as of the date hereof have been delivered by the Company to Parent and Magellan.

     Section 4.2.   The Company's Capitalization.  The authorized capital
                    ----------------------------
stock of the Company consists of (i) 10,000,000 shares of the Company Common Stock, and (ii) 300,000 shares of preferred stock of the Company, of which 230,000 shares are no par value per share (the "Company Preferred Stock"), and 70,000 shares are the Series "A" Preferred Stock. As of March 5, 1999, (i) 3,768,796 shares of the Company Common Stock were issued and outstanding, (ii) no shares of the Company Preferred Stock were issued and outstanding, and (iii) 70,000 shares of the Series "A" Preferred Stock were issued and outstanding (as of the Effective Time, such shares of Series "A' Preferred Stock will have been redeemed in accordance with Section 3.1(d)).  As of March 5, 1999, no shares of the Company
                --------------
Common Stock were held in the treasury of the Company and (ii) no shares of the Company Preferred Stock or the Series "A" Preferred Stock were held in the treasury of the Company. Except as set forth on Schedule 4.2, there are no
                                                ------------
outstanding subscriptions, options, phantom stock, convertible securities, rights, warrants, calls, irrevocable proxies or other agreements or commitments of any kind directly or indirectly obligating the Company to issue any security of or equity interest in the Company, or irrevocable proxies or any agreements restricting the voting or transfer of or otherwise relating to any security or equity interest in the Company or an agreement to do any of the foregoing. Except as set forth in this Section 4.2, no shares of capital stock
                            -----------
or other equity or voting securities of the Company are issued, reserved for issuance or outstanding. As of the date of this Agreement, no bonds, debentures, notes or other indebtedness of the Company having the right to vote on any matters on which stockholders may vote are issued or outstanding. As of the date of this Agreement, there are no outstanding obligations of the Company or the Subsidiaries of the Company to repurchase, redeem or otherwise acquire any shares of capital stock of the Company or the Subsidiaries of the Company. All of the outstanding shares of capital stock of the Company and all outstanding shares of capital stock of each Subsidiary of the Company have been duly authorized, validly issued and are fully paid and non-assessable, and are free of preemptive rights. All dividends declared prior to the date hereof have been paid.

     Section 4.3.  Authority Relative to the Agreement.  The Company has full
                    -----------------------------------
corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby, subject to the Company Required Statutory Approvals (as defined in
Section 4.4) and the approval of the stockholders of the Company ("Company
-----------                                                        -------
Stockholders' Approval") at a special meeting of the stockholders of the Company
----------------------
pursuant to the DGCL ("Company Stockholders' Meeting").  The execution and
                       -----------------------------
delivery of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby have been duly and validly authorized and approved by the Board of Directors of the Company, and no further corporate actions or proceedings on the part of the Company are necessary to authorize the execution and delivery of this Agreement, the performance of the obligations hereunder or the consummation of the transactions contemplated hereby, except for the Company Stockholders' Approval. This Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Parent and Magellan, constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, or other similar laws relating to creditors' rights generally and general equitable principles.

     Section 4.4.   Consents and Approvals; No Violation.
                    ------------------------------------

          (a) Except for (i) filings as may be required by the HSR Act, (ii) the filing of the Proxy Statement (as defined in Section 7.2) with the SEC
                                                 -----------
pursuant to the Exchange

Act, (iii) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware (the filings and approvals referred to in clauses (i) through (iii) are collectively referred to as the "Company Required Statutory
                                                   --------------------------
Approvals"), and (iv) as otherwise set forth on Schedule 4.4, no filing or
---------                                       ------------
registration with, no notice to, or consent or approval of any third party, including but not limited to, any Governmental Authority, creditor or other Person in a contractual relationship with the Company or any Subsidiary of the Company, is necessary in connection with the execution and delivery of this Agreement by the Company, the performance of its obligations hereunder, or the consummation of the transactions contemplated hereby.

          (b)  Except as set forth on Schedule 4.4, the execution and delivery
                                      ------------
of this Agreement, the consummation of the transactions contemplated hereby, or the compliance by the Company with any of the provisions hereof will not (i) conflict with or violate any provision of any Organizational Document of the Company or any Subsidiary of the Company; (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, contract, agreement, commitment, bond, mortgage, indenture, license, lease, pledge agreement or other instrument or obligation to which the Company or any Subsidiary of the Company is a party or by which the Company or any Subsidiary of the Company or any of their respective properties or assets may be bound;
(iii) violate or conflict with any provision of any Governmental Authorization or Legal Requirement binding upon the Company or any Subsidiary of the Company; or (iv) result in, or require, the creation or imposition of, any lien, mortgage, pledge, security interest or other encumbrance upon or with respect to any of the properties or assets now owned or used by the Company or any Subsidiary of the Company, except in the instances of clauses (ii), (iii) and
(iv) as would not have a Material Adverse Effect on the Company or materially impair the ability of the Company to consummate the transactions contemplated by this Agreement.

     Section 4.5.   Reports and Financial Statements.
                    --------------------------------

          (a) The Company has made available to Parent and Magellan copies of its (a) Annual Reports on Form 10-K for the fiscal year ended July 31, 1998 and for each of the two immediately preceding fiscal years, as filed with the SEC,
(b) proxy and information statements relating to (i) all meetings of its stockholders (whether annual or special) since January 1, 1996 and (ii) any actions by written consent in lieu of a stockholders' meeting since January 1, 1996, until the date hereof, if any, and (c) all other reports, including quarterly reports, or registration statements filed by the Company with the SEC since January 1, 1996 (other than Registration Statements filed on Form S-8) (the documents referred to in clauses (a), (b) and (c), including the exhibits filed therewith, are collectively referred to as the "Company SEC Reports").
                                                      -------------------

          (b) The Company has filed all forms, reports, statements and other documents required to be filed by it with the SEC since January 1, 1996. No Subsidiary of the Company is required to file any report, form or other document with the SEC. As of their respective dates, the Company SEC Reports complied in all material respects with all applicable requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations thereunder applicable to such Company SEC Reports.

          (c) As of their respective dates (and as of the effective date of any registration statement as amended or supplemented filed by the Company), the Company SEC Reports did not contain any untrue statement of any material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (d) The audited consolidated financial statements and unaudited interim consolidated financial statements of the Company included in such Company SEC Reports (collectively, the "Company Financial Statements") have been
                                        ----------------------------
prepared in accordance with GAAP (except as may be indicated therein or in the notes thereto) and fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended, subject, in the case of the unaudited interim financial statements, to normal year-end and audit adjustments and any other adjustments described therein that are not material in amount or effect.

          (e) Neither the Company nor any of its Subsidiaries has any debts, liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) that would be required to be reflected on, or disclosed or reserved against in, a consolidated balance sheet of the Company and its Subsidiaries or in the notes thereto, prepared in accordance with GAAP consistently applied, except for (a) debts, liabilities and obligations that were so reserved on, or disclosed or reflected in, the consolidated balance sheet of the Company and its Subsidiaries as of October 31, 1998 and the notes thereto, included in the Quarterly Report on Form 10-Q of the Company for the quarter then ended, or the consolidated balance sheet of the Company and its Subsidiaries as of July 31, 1998 and the notes thereto, included in the Annual Report on Form 10-K of the Company for the year then ended, and (b) debts, liabilities or obligations arising in the ordinary course of business since October 31, 1998.

     Section 4.6.   No Material Adverse Changes. Except as set forth on
                    ---------------------------
Schedule 4.6 or as disclosed in the Company SEC Reports, since July 31, 1998
------------
neither the Company nor any Subsidiary has (i) issued or sold any of its respective capital stock or corporate debt obligations (other than checks, drafts, bills and notes issued in the ordinary course of its business consistent with past practice); (ii) sold or granted any option, warrant or other right to purchase any of its respective capital stock; (iii) declared or set aside or paid any dividend or made any other distribution in respect of its respective capital stock, or, directly or indirectly, purchased, redeemed or otherwise acquired any shares of such stock;
(iv) made any payments or distributions pursuant to any tax sharing agreements or arrangements, except in the ordinary course of business consistent with past practices; (v) acquired, transferred or disposed of, or agreed to acquire, transfer or dispose of, any assets except in the ordinary course of business consistent with past practice; (vi) subjected any assets to any liens, other than liens for taxes not yet due and payable; (vii) suffered any damage, destruction or casualty loss that has caused or could reasonably be expected to cause a Material Adverse Effect on the Company, whether or not covered by insurance; (viii) suffered any strike, labor dispute or threatened labor dispute; (ix) guaranteed or assumed responsibility for any indebtedness or the performance of any other obligations other than those of the Company or its Subsidiaries; (x) operated the business of the Company or its Subsidiaries other than in, or entered into any material transactions or arrangements (including those effected for tax purposes) outside, the ordinary course of business consistent with past practice; (xi) made any material change in their accounting methods, principles or practices (except such change required by a concurrent change in GAAP); (xii) revalued any assets thereof in any material respect;
(xiii) entered into any material transaction with any director, officer or 5% shareholder of the Company or any Affiliate thereof other than in respect of compensation for services rendered; (xiv) increased or established any bonus, insurance, welfare, benefit, severance, pension, profit sharing retirement or other employee benefit plan or increased the compensation payable or to become payable to any employees, officers, directors or consultants of the Company or any of its Subsidiaries, which increase or establishment, individually or in the aggregate will result in a material liability; or (xv) made any loan, contribution or investment in any Person other than loans, contributions or investments in wholly-owned Subsidiaries made in the ordinary course of business, consistent with past practice. Since July 31, 1998 there has not been any event, occurrence or development which has had or reasonably could be expected to have a Material Adverse Effect with respect to the Company.

     Section 4.7.   Litigation.  Except as set forth on Schedule 4.7 or as
                    ----------                          ------------
disclosed in the Company SEC Reports, there are no Proceedings pending or, to the Knowledge of the Company, threatened against the Company or any Subsidiary of the Company or involving any of the properties or assets of the Company or any Subsidiary of the Company which would, if determined or resolved adversely to the Company or any Subsidiary in accordance with the plaintiff's demands, or would reasonably be expected to, have a Material Adverse Effect on the Company.

     Section 4.8.   Taxes.  Except as set forth on Schedule 4.8 or as
                    -----                          ------------
disclosed in the Company SEC Reports:

          (a) The Company and its Subsidiaries have timely filed (or there has been filed on their behalf) with the appropriate Governmental Authorities all Tax Returns that each of them was required to file on or before the Closing Date. All such Tax Returns were correct and complete in all material respects, and all such Tax Returns properly reflected the respective liabilities of the Company and its Subsidiaries for Taxes for the periods covered thereby. All Taxes shown as due on the heretofore described Tax Returns have been timely paid. Neither the Company nor any Subsidiary of the Company is currently the beneficiary of any extension of time within which to file any Tax Return.

          (b) Neither the Company nor any Subsidiary of the Company has received any notice of deficiency or assessment or proposed deficiency or assessment in connection with any Tax Return, and there are not any pending Tax examinations of, or claims served against, the Company or any Subsidiary of the Company. There is no material dispute or claim concerning any Tax liability of the Company or any Subsidiary of the Company either claimed or raised by any authority in writing and there is no material dispute or claim concerning any Tax liability of the Company or any Subsidiary of the Company proposed or threatened (whether orally or in writing) by any Governmental Authority. The Company has made available to Parent true and correct copies of all federal and state Tax Returns, examination reports and statements of deficiencies assessed against or agreed to by the Company or any Subsidiary of the Company for all open Tax years. Neither the Company nor any Subsidiary of the Company has extended, or waived the application of, any statute of limitations of any jurisdiction regarding the assessment or collection of any Taxes; neither the Company nor any Subsidiary of the Company has requested any extension of time within which to file any Tax Return which is currently pending and neither the Company nor any Subsidiary of the Company has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency. No material claim has ever been made by a Governmental Authority in a jurisdiction where either the Company or a Subsidiary of the Company does not file Tax Returns that the Company or a Subsidiary of the Company is or may be subject to taxation by that jurisdiction. None of the assets of the Company or a Subsidiary of the Company (i) are required to be treated as being owned by another Person pursuant to the so-called safe harbor lease provisions of former Section 168(f)(8) of the Code,
(ii) secures any debt the interest on which is tax-exempt under Code Section 103(a) or (iii) is tax-exempt use property within the meaning of Code Section 168(h).

          (c) Neither the Company nor any Subsidiary of the Company has filed a consent under Section 341(f) of the Code concerning collapsible corporations. Neither the Company nor any Subsidiary of the Company has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code. Neither the Company nor any Subsidiary of the Company is party to any Tax allocation or sharing agreement. Neither the Company nor any Subsidiary of the Company has agreed or is required to make any adjustment pursuant to Code
Section 481(a) by reason of a change in accounting method initiated by either the Company or any Subsidiary of the Company and the Internal Revenue Service has not proposed any such adjustment or change in accounting method. Neither the Company nor any Subsidiary of the Company has made any payments, nor is any of them obligated to make any payments, nor is any of them a party to any agreement that could obligate one or more of them to make any payments that will not be deductible under Section 280G of the Code. Neither the Company nor any Subsidiary of the Company (i) has been a member of an affiliated group filing a consolidated federal income tax return (other than a group the common parent of which was the Company) or (ii) has any liability for the Taxes of any Person under Treas. Reg. (S) 1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise.

          (d) The unpaid Taxes of the Company and its Subsidiaries (i) did not, as of the most recent fiscal month end, exceed by any material amount the reserve for Tax liability (other than any reserve for deferred taxes established to reflect timing differences between book and tax income) set forth on the face of the most recent balance sheet (rather than in any notes thereto) and (ii) will not exceed by any material amount that reserve as adjusted for operations and transactions through the Closing Date in accordance with the past custom and practice of the Company in filing its Tax Returns.

     Section 4.9 Reorganization.  Neither the Company nor any of its
                 --------------
Subsidiaries has taken any action or has knowledge of any fact or circumstance that would prevent the Merger from qualifying as a "reorganization" for federal income tax purposes under Section 368(a) of the Code.

     Section 4.10.  Employee Benefit Plans.
                    ----------------------

          (a) Schedule 4.10(a) contains a list of all "employee pension benefit
              ----------------
plans" (as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) (sometimes referred to herein as the "Company
                          -----                                          -------
Pension Plans"), "employee welfare benefit plans" (as defined in Section 3(1) of
-------------
ERISA, hereinafter a "Company Welfare Plan"), "employee benefit plans" (as
                       -------------------
defined in Section 3(3) of ERISA, hereinafter an "Employee Benefit Plan,"
                                                  ---------------------
employment, consulting, severance, stock option, stock purchase, incentive, deferred compensation plans or arrangements, vacation, change in control, stay-on bonus plans or arrangements, and other material employee compensation and fringe benefit plans or agreements, whether oral or in writing, which is entered into, maintained or contributed to or required to be contributed to by the Company or an "ERISA Affiliate" (as hereinafter defined) or under which the Company or any ERISA Affiliate may incur any liability (collectively, the "Company Benefit Plans"). The Company upon request has made available to Parent
 ---------------------
true, complete, and correct copies of (i) each Company Benefit Plan and any subsequently adopted amendments thereto, (ii) for the three most recent plan years, annual reports on Form 5500 required to be filed with respect to each Company Benefit Plan, (iii) the most recent summary plan description for each Company Benefit Plan for which such a summary plan description is required (with all summaries of material modifications provided after the most recent summary plan description was distributed), (iv) each trust agreement and group annuity contract relating to any Company Benefit Plan and (v) each favorable determination letter from the Internal Revenue Service with respect to each Company Benefit Plan that is intended to be qualified under Section 401(a) of the

Code.  For purposes of this Section 4.10, "ERISA Affiliate" shall mean any
                                           ---------------
entity which is (or at any relevant time was) a member of a "controlled group of corporations" with or under "common control" with the Company as defined in Code
Section 414(b), (c) or (m).

          (b) All Company Benefit Plans are and have been administered in material compliance with their terms and all applicable Legal Requirements, including, without limitation, ERISA and the Code. No event has occurred and, to the Knowledge of the Company, there exists no condition or set of circumstances, in connection with which the Company or any of its Subsidiaries could be subject to any liability under the terms of such Company Benefit Plans, ERISA, the Code or any other applicable law which would have a Material Adverse Effect on the Company. There are no pending or, to the Company's or any of its Subsidiary's Knowledge, threatened investigations by any Governmental Authority, termination proceedings, or other claims (except claims for benefits payable in the normal operation of the Company Benefit Plans), Proceedings against or involving any Company Benefit Plan or asserting any rights or claims to benefits under any Company Benefit Plan.

          (c) No Company Benefit Plan is a "multiemployer plan" within the meaning of Section 4001(a)(3) of ERISA (hereinafter, a "Multiemployer Plan").
                                                        ------------------
Neither the Company nor any ERISA Affiliate has, at any time, withdrawn from a Multiemployer Plan in a "complete withdrawal" or a "partial withdrawal" as defined in Sections 4203 and 4205 of ERISA, respectively, so as to result in a liability contingent or otherwise (including, but not limited to, the obligation pursuant to an agreement entered into in accordance with Section 4204 of ERISA) of the Company or any ERISA Affiliate. If, as of the Closing Date, the Company (and all ERISA Affiliates) were to withdraw from all Multiemployer Plans to which it (or any of them) has contributed or been obligated to contribute, it (and they) would incur no liabilities to such plans under Title IV of ERISA.

          (d) Each of the Company Benefit Plans that is an "employee pension benefit plan" within the meaning of Section 3(2) of ERISA and each related trust agreement, annuity contract or other funding instrument related thereto that is intended to be qualified and tax exempt under Sections 401(a) (or 403(a), as appropriate) and 501(a) of the Code is qualified and tax-exempt under the provisions of Code Sections 401(a) (or 403(a), as appropriate) and 501(a) and has been so qualified during the period from its adoption to date.

          (e) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) except as set forth on Schedule 4.10(e), result in any payment under any Company Benefit Plan
         ---------------
(including, without limitation, severance or unemployment compensation) becoming due to any Person; (ii) result in the creation of a right or the acceleration of vesting under any Company Benefit Plans; or (iii) materially increase any benefits otherwise payable under any Company Benefit Plan.

          (f) There is no contract, agreement, plan or arrangement covering any employee or former employee of the Company or any ERISA Affiliate that, individually or collectively, provides for the payment of any amount (i) that is not deductible under Code Sections 162(a)(1) or 404 or (ii) that is an "excess parachute payment" pursuant to Code Section 280G.

          (g) Neither the Company nor any plan fiduciary of any Company Benefit Plan has engaged in any transaction in violation of Sections 404 or 406 of ERISA or any "prohibited transaction" as defined in Code Section 4975(c)(1), for which no exemption exists under Section 408 of ERISA or Code Section 4975(c)(2) or
(d), or has otherwise violated the provisions of Part 4 of Title I, Subtitle B of ERISA. The Company has not knowingly participated in a violation of Part 4 of Title I, Subtitle B of ERISA by any plan fiduciary of any Company Benefit Plan (or other employee benefit plan subject to ERISA) and has not been assessed any civil penalty under Sections 502(1) of ERISA.

     Section 4.11.  Employment Matters. Except as set forth on Schedule 4.11 or
                    ------------------                         -------------
as disclosed in the Company SEC Reports, there are no agreements with labor unions or associations representing employees of the Company or any Subsidiary of the Company. No material work stoppage against the Company or any Subsidiary of the Company is pending or, to the Knowledge of the Company, threatened. Neither the Company nor any Subsidiary of the Company is involved in or, to the Knowledge of the Company, is threatened with any material labor dispute or similar material Proceeding relating to labor matters involving the employees of the Company or any Subsidiary of the Company (excluding routine workers' compensation claims). There is no pending, or to the Knowledge of the Company, threatened, charge or complaint against the Company or any Subsidiary of the Company by the National Labor Relations Board or any comparable state agency, except where such unfair labor practice, charge or complaint would not have a Material Adverse Effect on the Company.

     Section 4.12.  Intellectual Property.  Schedule 4.12(a) sets forth with
                    ---------------------   ----------------
respect to the proprietary rights of the Company and each Subsidiary of the
Company: (i) for each patent and patent application, as applicable, the number and normal expiration date, or the application number and date of filing, (ii) for each registered trademark, tradename or service mark, the application serial number or registration number, the application or issue date, the next renewal date (if applicable), and the class of goods covered, and a listing of all unregistered trademarks, (iii) for each registered copyright, the year of creation or date of first publication of the work, the number of registration for each country in which a copyright application has been registered, (iv) for each registered mask work, the registration number and date of registration and
(v) all such proprietary rights in the form of licenses. True and correct copies of all such listed proprietary rights (including all pending applications and application related documents and materials) owned, controlled or used by or on behalf of Company or any Subsidiary of the Company or in which the Company or any Subsidiary of the Company has any interest whatsoever have been provided or made available to Parent.

          (a) The Company and/or each of its Subsidiaries owns, or is licensed or otherwise possesses legally enforceable rights to use all patents, trademarks, trade names, service marks, copyrights, and any applications therefor, technology, know-how, computer software programs or applications, and tangible or intangible proprietary information or material that are used in the business of the Company and its Subsidiaries as currently conducted, except as would not have a Material Adverse Effect on the Company.

          (b) Except as disclosed in Schedule 4.12(b) or as would not have a
                                     ----------------
Material Adverse Effect on the Company: (i) the Company is not, nor will it be as a result of the execution and delivery of this Agreement or the performance of its obligations hereunder, in violation of any licenses, sublicenses and other agreements as to which the Company is a party and pursuant to which the Company is authorized to use any third-party patents, trademarks, service marks and copyrights ("Third-Party Intellectual Property Rights"); (ii) no claims
                 ----------------------------------------
with respect to the patents, registered and material unregistered trademarks and service marks, registered copyrights, trade names and any applications therefor owned by the Company and its Subsidiaries (the "Company Intellectual Property
                                                -----------------------------
Rights"), any trade secret material to the Company, or Third-Party Intellectual
------
Property Rights to the extent arising out of any use, reproduction or distribution of such Third-Party Intellectual Property Rights by or through the Company or any of its Subsidiaries, are currently pending or, to the Knowledge of the Company, threatened by any Person; and (iii) the Company has no Knowledge of any valid grounds for any bona fide claims (1) to the effect that the manufacture, sale, licensing or use of any products as now used, sold or licensed or proposed for use, sale or license by the Company or any of its Subsidiaries, infringes on any copyright, patent, trademark, service mark or trade secret; (2) against the use by the Company or any of its Subsidiaries, of any trademarks, trade names, trade secrets, copyrights, patents, technology, know-how or computer software programs and applications used in the business of the Company or any of its Subsidiaries as currently conducted or as proposed to be conducted; (3) challenging the ownership, validity or effectiveness of any of the Company Intellectual Property Rights or other trade secret material to the Company; or (4) challenging the license or legal enforceable right to use of the Third-Party Intellectual Rights by the Company or any of its Subsidiaries.

     Section 4.13.  Environmental Matters.  Except as set forth on Schedule 4.13
                    ---------------------                          -------------
or as disclosed in the Company SEC Reports, (i) the Company has not received any notice of violation relating to the failure of any Company Business Facility to comply with Environmental Laws, other than violations that would not reasonably be expected to have a Material Adverse Effect and (ii) there are no existing or pending Proceedings asserted by any Governmental Authority or other third party relating to any Environmental Laws at any Company Business Facility, except that which would not have a Material Adverse Effect. The properties, assets and operations of the Company and its Subsidiaries are in compliance in all material respects with all applicable Environmental Laws. Except as disclosed on
Schedule 4.13, there are no present or past Environmental Conditions in any way
-------------
relating to
the business of the Company or any of its Subsidiaries, any properties or facilities currently or formerly managed by the Company or any of its Subsidiaries.

     Section 4.14.  Title to Properties; Encumbrances.  Schedule 4.14 lists all
                    ---------------------------------   -------------
real properties owned or leased by the Company or any of its Subsidiaries. The Company and its Subsidiaries have good and valid title to all of the properties, assets, real and personal, reflected as owned in the books and records of the Company and the Company Financial Statements and all properties and assets purchased or otherwise acquired by the Company or any Subsidiary of the Company since July 31, 1998, except for those properties and assets disposed of in the ordinary course of business since July 31, 1998. None of the properties or assets owned by the Company or its Subsidiaries is subject to any lien, mortgage, pledge, security interest or other encumbrance arising by, through or under the Company or its Subsidiaries, except (i) liens, mortgages, pledges, security interests or other encumbrances securing liabilities or obligations shown on the Company Financial Statements, with respect to which no default (or circumstance which with notice or lapse of time or both would constitute a default) presently exists, (ii) liens, mortgages, pledges, security interests or other encumbrances incurred in connection with the purchase of property or assets after July 31, 1998, with respect to which no default (or circumstance which with notice or lapse of time or both would constitute a default) exists,
(iii) liens, mortgages, pledges, security interests or other encumbrances described in Schedule 4.14, (iv) liens for taxes, assessments or governmental
             -------------
charges or levies which are not delinquent, and (v) liens, mortgages, pledges, security interests or other encumbrances that do not materially interfere with the Company's and its Subsidiaries' use and enjoyment of the assets encumbered thereby. There are no pending or to the Knowledge of the Company, threatened condemnation proceedings against or affecting any material properties or assets of the Company or any of its Subsidiaries is subject to any commitment or other arrangement for its sale to a third party outside of the ordinary course of business. All leases under which the Company or its Subsidiaries lease any real property have been made available to Parent and are in good standing, valid and effective in accordance with their respective terms, and there is not, under any such leases, any existing default or event which with notice or lapse of time or both would become a default by or on behalf of the Company or its Subsidiaries, except for any default which would not have a Material Adverse Effect on the Company.

     Section 4.15.  Permits and Licenses.  Except as set forth in Schedule 4.15,
                    --------------------                          -------------
the Company and each Subsidiary of the Company have all material permits, licenses, certificates and authorities including all Governmental Authorizations (collectively, "Permits") from Governmental Authorities required to own, lease
                -------
and operate their properties and conduct their businesses as they are now being conducted, except for Permits the failure of which to obtain would not reasonably be expected to have a Material Adverse Effect. Such Permits (i) are in full force and effect unimpaired by any act or omission of the Company or any Subsidiary of the Company, or their employees or agents, and (ii) have not been suspended or revoked. The Company and each Subsidiary of the Company have complied with, and will continue to comply with, the terms of the Permits until Closing, except for any failure to comply which would not reasonably be expected to result in a Material Adverse Effect on the Company.

     Section 4.16.  Material Contracts and Commitments.  Except as set forth on
                    ----------------------------------
Schedule 4.16 or disclosed in the Company SEC Reports, neither the Company nor
-------------
any of its Subsidiaries is a party to, or is bound by (a) any material agreement, indenture, or other instrument relating to the borrowing of money by the Company or any of its Subsidiaries or the guarantee by the Company or any of its Subsidiaries of any such obligation or (b) any other contract or agreement or amendment thereto that (i) is required to be filed by the Company with the SEC pursuant to Item 601 of Regulation S-K, (ii) places any material restrictions on the right of the Company or any of its Subsidiaries to engage in any material business activity currently conducted, or (iii) is otherwise material to the financial condition, results of operations or business of the Company and its Subsidiaries, taken as a whole (collectively, the "Company
                                                                   -------
Contracts").  Except as set forth on Schedule 4.16, neither the Company nor any
---------                            -------------
of its Subsidiaries is in default under any Company Contract, and there has not occurred any event that with the lapse of time or the giving of notice or both would constitute such a default, other than defaults which in the aggregate would not reasonably be expected to have a Material Adverse Effect on the Company.

     Section 4.17.  Insurance.  Schedule 4.17 sets forth a list of all
                    ---------   -------------
insurance policies issued in favor of the Company or its Subsidiaries which relate to the business of the Company or its Subsidiaries, and all such policies are currently in force and effect.

     Section 4.18.  Product Warranties. As of January 31, 1999, the Company's
                    ------------------
reserve for its obligations under its express warranties covering its products sold was $1,010,000.

     Section 4.19.  Certain Business Practices.  Neither the Company, any of its
                    --------------------------
Subsidiaries, nor, to the Company's Knowledge, any directors, officers, agents or employees of the Company or any of its Subsidiaries, (i) has used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to political activity; (ii) has made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns or violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; (iii) has made any other payment prohibited by applicable law; or (iv) in the case of the Company, any of its Subsidiaries or any of its officers or key employees, is a party to or bound by any noncompetition or similar agreement or obligation with any third party, which restricts its or his or her business practices.

     Section 4.20.  Compliance with Laws. The conduct of the business of the
                    --------------------
Company and its Subsidiaries complies with all applicable Legal Requirements (other than Environmental Laws which are governed solely by Section 4.13),
                                                            ------------
except for violations or failures to so comply, if any, that would not reasonably be expected to have a Material Adverse Effect on the Company.

     Section 4.21.  Brokers and Finders.  Except for the fees and expenses
                    -------------------
payable to Chase Securities Inc. ("Chase Securities"), which fees are reflected
                                   ----------------
in its agreement with the Company (a copy of which has been delivered to Parent and Magellan), the Company has not entered into any contract, arrangement or understanding with any Person or firm which may result in the obligation of the Company to pay any finder's fees, brokerage or agent commissions or other like payments in connection with the transactions contemplated hereby. Except for the fees and expenses paid or payable to Chase Securities, there is no claim for payment by the Company of any investment banking fees, finder's fees, brokerage or agent commissions or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby.

     Section 4.22.  Opinion of Financial Advisors.  The Company has received the
                    -----------------------------
opinion of American Appraisal Associates dated the date of this Agreement, to the effect that, as of such date, the consideration to be received in the Merger by the Company's stockholders is fair to the Company's stockholders from a financial point of view, and a copy of the written opinion will be delivered to Parent and Magellan promptly after its receipt by the Company, but in any event not later than three business days after the date of this Agreement.

     Section 4.23.  Company Stockholders' Approval.  The affirmative vote of
                    ------------------------------
stockholders of the Company required for approval and adoption of this Agreement and the Merger is 63_% of the outstanding shares of the Company Common Stock.

     Section 4.24.  Disclaimer of Additional and Implied Warranties.  The
                    -----------------------------------------------
Company is making no representations or warranties, express or implied, of any nature whatsoever except as specifically set forth in Article IV of this
                                                      ----------
Agreement.


                                  ARTICLE V.
                        REPRESENTATIONS AND WARRANTIES
                                   OF PARENT

     Parent represents and warrants, to the Company as follows:

     Section 5.1.  Organization and Qualification.  Parent is a corporation duly
                   ------------------------------
incorporated, validly existing and in good standing under the laws of the State of Delaware. Parent has all requisite corporate power and authority to carry on its business as it is now being conducted, and to own, lease and operate its properties and assets. Parent is duly qualified to do business as a foreign corporation and is in good standing under the laws of each state or other jurisdiction in which the properties and assets owned, leased or operated by it or the nature of the business conducted by it make such qualification necessary, except in such jurisdictions where the failure to be duly qualified or in good standing does not and would not reasonably be expected to result in a Material Adverse Effect on Parent. Each such jurisdiction in which Parent is so qualified is listed on Schedule 5.1.
                       ------------

     Section 5.2.   Parent's Capitalization.  The authorized capital stock of
                    -----------------------
Parent consists of (i) 80,000,000 shares of Parent Common Stock par value $.01, and (ii) 10,000,000 shares of preferred stock $0.01 par value per share, of Parent (the "Parent Preferred Stock"). As of December 31, 1998, (i)
             ----------------------
approximately 37,000,000 shares of the Parent Common Stock were issued and outstanding, and (ii) no shares of the Parent Preferred Stock were issued and outstanding. As of December 31, 1998, 20,877 shares of the Parent Common Stock were held in the treasury of Parent, and (ii) no shares of the Parent Preferred Stock were held in the treasury of Parent. Except as set forth on Schedule 5.2,
                                                                   ------------
there are no outstanding subscriptions, options, phantom stock, convertible securities, rights, warrants, calls, irrevocable proxies or other agreements or commitments of any kind directly or indirectly obligating Parent to issue any security of or equity interest in Parent, or irrevocable proxies or any agreements restricting the voting or transfer of or otherwise relating to any security or equity interest in Parent. All of the outstanding shares of capital stock of Parent and all outstanding shares of capital stock of each Subsidiary of Parent have been duly authorized, validly issued and are fully paid and nonassessable, and are free of preemptive rights. All dividends declared prior to the date hereof have been paid. All of the shares of Parent Common Stock issuable in accordance with this Agreement in exchange for Company Common Stock at the Effective Time will be, when issued, duly authorized, validly issued, fully paid and nonassessable.

     Section 5.3  Authority Relative to the Agreement.  Parent has full
                  -----------------------------------
corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby, subject to the Parent Required Statutory Approvals (as defined in
Section 5.4).  The execution and delivery of this Agreement, the performance of
-----------
the obligations hereunder and the consummation of the transactions contemplated hereby have been duly and validly authorized and approved by the Board of Directors of Parent and no further corporate actions or proceedings on the part of Parent are necessary to authorize the execution and delivery of this Agreement, the performance of the obligations hereunder or the consummation of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Parent and, assuming the due authorization, execution and delivery hereof by the Company and Magellan, this Agreement constitutes the valid and binding obligation of Parent, enforceable against it in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, or other similar laws relating to creditors' rights generally and general equitable principles.

     Section 5.4.  Consents and Approvals; No Violation.
                   ------------------------------------

     (a) Except for (i) filings as may be required by the HSR Act, (ii) filings required pursuant to federal and state securities laws and regulations of the New York Stock Exchange, Inc., (iii) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware (the filings and approvals referred to in clauses (i) through (iii) are collectively referred to as the "Parent Required Statutory Approvals"), and (iv) as otherwise set forth on
 -----------------------------------
Schedule 5.4, no filing or registration with, no notice to, or consent or
------------
approval of any third party, including, but not limited to, any Governmental Authority, creditor or other Person in a contractual relationship with Parent, is necessary in connection with the execution and delivery of this Agreement by Parent, the performance of its obligations hereunder, or the consummation of the transactions contemplated hereby.

     (b) Except as set forth on Schedule 5.4, the execution and delivery of this
                                ------------
Agreement, the consummation of the transactions contemplated hereby, or the compliance by Parent with any of the provisions hereof will not (i) conflict with or violate any provision of any Organizational Document of Parent; (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, contract, agreement, commitment, bond, mortgage, indenture, license, lease, pledge agreement or other instrument or obligation to which Parent or any Subsidiary of Parent is a party or by which Parent or any Subsidiary of Parent or any of their respective properties or assets may be bound; (iii) violate or conflict with any provision of any Governmental Authorization or Legal Requirement binding upon Parent or any Subsidiary of Parent; or (iv) result in, or require, the creation or imposition of, any lien, mortgage, pledge, security interest or other encumbrance upon or with respect to any of the properties or assets now owned or used by Parent or any Subsidiary of Parent, except as may be required in connection with the assumption by Magellan of the indebtedness of the Company, and except in the instances of clauses (ii),
(iii) and (iv) as would not reasonably be expected to have a Material Adverse Effect on Parent or materially impair the ability of Parent to consummate the transactions contemplated by this Agreement.

     Section 5.5.  Reports and Financial Statements.
                   --------------------------------

          (a) Parent has made available to the Company copies of its (a) Annual Reports on Form 10-K for the fiscal year ended December 31, 1997, and for each of the two immediately preceding fiscal years, as filed with the SEC, (b) proxy and information statements relating to all meetings of its stockholders (whether annual or special) since January 1, 1996, and (c) all other reports, including quarterly reports, or registration statements filed by Parent with the SEC since January 1, 1996 (other than Registration Statements filed on Form S-8) (the documents referred to in clauses (a), (b) and (c), including the exhibits thereto, collectively referred to as the "Parent SEC Reports").
                                          ------------------

          (b) Parent has filed all forms, reports, statements and other documents required to be filed by it with the SEC since January 1, 1996. As of their respective dates, the Parent SEC Reports complied in all material respects with all applicable requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations thereunder applicable to such Parent SEC Reports.

          (c) As of their respective dates (and as of the effective date of any registration statement as amended or supplemented filed by Parent), the Parent SEC Reports did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (d)  Except as set forth in the Parent SEC Reports and Schedule
                                                                 --------
5.5(d), the audited consolidated financial statements and unaudited interim
------
consolidated financial statements of Parent included in such Parent SEC Reports (collectively, the "Parent Financial Statements") have been prepared in
                    ---------------------------
accordance with GAAP (except as may be indicated therein or in the notes thereto) and fairly present in all material respects the consolidated financial position of Parent and its Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended, subject, in the case of the unaudited interim financial statements, to normal year-end and audit adjustments and any other adjustments described therein that are not material in amount or effect.

     Section 5.6.  No Material Adverse Changes.  Since December 31, 1997, except
                   ---------------------------
as disclosed in the Parent SEC Reports, as of the date hereof there has not been any event, occurrence or development which has had or reasonably could be expected to have a Material Adverse Effect with respect to Parent, or would materially impair the ability of Parent to consummate the transactions contemplated by this Agreement.

     Section 5.7   Litigation.  Except as set forth on Schedule 5.7 or as
                   ----------                          ------------
disclosed in the Parent SEC Reports, there are no Proceedings pending or, to the Knowledge of Parent, threatened against Parent or any Subsidiary of Parent or involving any of the properties or assets of Parent or any Subsidiary of the Parent that seek to restrain or enjoin the consummation of the Merger or which would, if determined or resolved adversely to the Parent or any Subsidiary in accordance with the plaintiff's demands, reasonably be expected to have a Material Adverse Effect on the Parent.

     Section 5.8.  Brokers and Finders.  Parent has not entered into any
                   -------------------
contract, arrangement or understanding with any Person or firm which may result in the obligation of Parent to pay any finder's fees, brokerage or agent commissions or other like payments in connection with the transactions contemplated hereby. There is no claim for payment by Parent of any investment banking fees, finder's fees, brokerage or agent commissions or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby.

     Section 5.9 Reorganization.  Neither Parent nor any of its Subsidiaries has
                 --------------
taken any action or has knowledge of any fact or circumstance that would prevent the Merger from qualifying as a "reorganization" for federal income tax purposes under Section 368(a) of the Code.

     Section 5.10.  Disclaimer of Additional and Implied Warranties.  Parent is
                    -----------------------------------------------
making no representations or warranties, express or implied, of any nature whatsoever except as specifically set forth in Article V of this Agreement.
                                               ---------


                                 ARTICLE V.A.
                        REPRESENTATIONS AND WARRANTIES
                                  OF MAGELLAN

     Magellan represents and warrants to the Company as follows:

     Section 5A.1.  Organization and Qualification.  Magellan is a corporation
                    ------------------------------
duly incorporated, validly existing and in good standing under the laws of the State of Delaware. Magellan has all requisite corporate power and authority to carry on its business as it is now being conducted, and to own, lease and operate its properties and assets. Magellan is duly qualified to do business as a foreign corporation and is in good standing under the laws of each state or other jurisdiction in which the properties and assets owned, leased or operated by it or the nature of the business conducted by it make such qualification necessary, except in such jurisdictions where the failure to be duly qualified or in good standing does not and would not reasonably be expected to result in a Material Adverse Effect on Magellan. Each such jurisdiction in which Magellan is so qualified is listed on Schedule 5A.1.
                             -------------

     Section 5A.2.  Authority Relative to the Merger.  Magellan has full
                    --------------------------------
corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby, subject to the filing of the Certificate of Merger with the Secretary of State of the State of Delaware. The execution and delivery of this Agreement, the performance of the obligations hereunder and the consummation of the transactions contemplated hereby have been duly and validly authorized and approved by the Board of Directors of Magellan, and no further corporate actions or proceedings on the part of Magellan are necessary to authorize the execution and delivery of this Agreement, the performance of the obligations hereunder or the consummation of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Magellan and, assuming the due authorization, execution and delivery hereof by the Company, this Agreement constitutes the valid and binding obligation of Magellan, enforceable against Magellan in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, or other similar laws relating to creditors' rights generally and general equitable principles.

     Section 5A.3.  Consents and Approvals; No Violation.
                    ------------------------------------

     (a) Except for (i) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, and (ii) as otherwise set forth on
Schedule 5A.3, no filing or registration with, no notice to, or consent or
-------------
approval of any third party, including, but not limited to, any Governmental Authority, creditor or other Person in a contractual relationship with Magellan, is necessary in connection with the execution and delivery of this Agreement by Magellan, the performance of its obligations hereunder, or the consummation of the transactions contemplated hereby.

     (b) Except as set forth on Schedule 5A.3, the execution and delivery of
                                -------------
this Agreement, the consummation of the transactions contemplated hereby, or the compliance by Magellan with any of the provisions hereof will not (i) conflict with or violate any provision of any Organizational Document of Magellan; (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, contract, agreement, commitment, bond, mortgage, indenture, license, lease, pledge agreement or other instrument or obligation to which Magellan or any subsidiary of Magellan is a party or by which Magellan or any subsidiary of Magellan or any of their respective properties or assets may be bound; (iii) violate or conflict with any provision of any Governmental Authorization or Legal Requirement binding upon Magellan or any Subsidiary of Magellan; or (iv) result in, or require, the creation or imposition of, any lien, mortgage, pledge, security interest or other encumbrance upon or with respect to any of the properties or assets now owned or used by Magellan or any Subsidiary of Magellan, except as may be required in connection with the assumption by Magellan of the indebtedness of the Company, and, except in the instances of clauses (ii), (iii) and (iv) as would not reasonably be expected to have a Material Adverse Effect on Magellan or materially impair the ability of Magellan to consummate the transactions contemplated by this Agreement.

     Section 5A.4.  No Material Impairment.  Since December 31, 1997, except as
                    ----------------------
disclosed in the Parent SEC Reports, as of the date hereof there has not been any event, occurrence or development which would materially impair the ability of Magellan to consummate the transactions contemplated by this Agreement.

     Section 5A.5   Litigation.  Except as set forth on Schedule 5A.5 or as
                    ----------                          -------------
disclosed in the Parent SEC Reports, there are no Proceedings pending or, to the Knowledge of Magellan, threatened against Magellan or any Subsidiary of Magellan or involving any of the properties or assets of Magellan or any Subsidiary of Magellan that seek to restrain or enjoin the consummation of the Merger.

     Section 5A.6.  Brokers and Finders.  Magellan has not entered into any
                    -------------------
contract, arrangement or understanding with any Person or firm which may result in the obligation of Parent or Magellan to pay any finder's fees, brokerage or agent commissions or other like payments in connection with the transactions contemplated hereby. Except as set forth in Schedule 5A.6, there is no claim
                                             -------------
for payment by Magellan of any investment banking fees, finder's fees, brokerage or agent commissions or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby.

     Section 5A.7.  Reorganization.  Neither Magellan, nor any of its
                    --------------
Subsidiaries has taken any action or has knowledge of any fact or circumstance that would prevent the Merger from qualifying as a "reorganization" for federal income tax purposes under Section 368(a) of the Code.

     Section 5A.8.  Disclaimer of Additional and Implied Warranties.  Magellan
                    -----------------------------------------------
is making no representations or warranties, express or implied, of any nature whatsoever except as specifically set forth in Article V.A of this Agreement.
                                               -----------


                                  ARTICLE VI.
                COVENANTS OF THE COMPANY, PARENT, AND MAGELLAN
                          PRIOR TO THE EFFECTIVE TIME

     Section 6.1.   Conduct of Business by the Company Pending the Merger.  The
                    -----------------------------------------------------
Company covenants and agrees that, from the date of this Agreement until the Effective Time, unless Parent and Magellan shall otherwise agree in writing or as otherwise expressly contemplated by this Agreement:

          (a) The business of the Company and its Subsidiaries shall be conducted only in, and the Company and its Subsidiaries shall not take any action except in, the ordinary course of business consistent with past practice and in compliance in all material respects with all applicable Legal Requirements;

          (b) The Company shall not directly or indirectly do any of the following: (i) issue, sell, pledge, dispose of or encumber, or permit any Subsidiary of the Company to issue, sell, pledge, dispose of or encumber, (A) any capital stock of the Company or any of its Subsidiaries except for the redemption of the shares of Series "A" Preferred Stock outstanding as set forth in Section 3.1(d) or (B) other than in the ordinary course of business and
   -------------
consistent with past practice and not relating to the borrowing of money, any assets of the Company or any of its Subsidiaries; (ii) amend or propose to amend the respective Organizational Documents of the Company or any of its Subsidiaries; (iii) split, combine or reclassify any outstanding capital stock, or declare, set aside or pay any dividend payable in cash, stock, property or otherwise with respect to its capital stock whether now or hereafter outstanding, except for dividends by the Company's Subsidiaries to the Company; (iv) redeem, purchase or acquire or offer to acquire, or permit any of its Subsidiaries to redeem, purchase or acquire or offer to acquire, any of its or their capital stock except for the redemption of the Series "A" Preferred Stock as set forth in Section 3.1(d); or (v) except in the ordinary course of
                      --------------
business and consistent with past practice, enter into any contract, agreement, commitment or arrangement with respect to any of the matters set forth in this
Section 6.1(b);
-------------

          (c) The Company shall not, and shall not permit any Subsidiary of the Company to, (i) incur any indebtedness for borrowed money or guarantee any such indebtedness or issue or sell any debt securities or warrants or rights to acquire any debt securities of the Company or any Subsidiary of the Company or guarantee any debt securities of other Persons other than indebtedness of the Company or any Subsidiary of the Company to the Company or any Subsidiary of the Company and other than in the ordinary course of business, (ii) make any loans, advances or capital contributions to, or investments in, any other Person, other than by the Company or any Subsidiary of the Company to or in the Company or any Subsidiary of the Company or (iii) pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than in the case of clauses (ii) and (iii), loans, advances, capital contributions, investments, payments, discharges or satisfactions incurred or committed to in the ordinary course of business consistent with past practice.

          (d) Except as disclosed on Schedule 4.16, the Company shall not, and
                                     -------------
shall not permit any Subsidiary of the Company to, (i) increase the compensation payable or to become payable to any of its executive officers or employees or
(ii) take any action with respect to the grant of any severance or termination pay, or stay, bonus or other incentive arrangement (other than pursuant to benefit plans and policies in effect on the date of this Agreement), except any such increases or grants made in the ordinary course of business and in accordance with past practice.

          (e) The Company shall use reasonable efforts (i) to preserve intact the business organization of the Company and each of its Subsidiaries; (ii) to maintain in effect any franchises, authorizations or similar rights of the Company and each of its Subsidiaries; (iii) to keep available the services of its and their current officers and key employees; (iv) to preserve the goodwill of those having business relationships with it and its Subsidiaries; (v) to maintain and keep its properties and the properties of its Subsidiaries in as good a repair and condition as presently exists, except for deterioration due to ordinary wear and tear and damage due to casualty; and (vi) to maintain in full force and effect insurance comparable in amount and scope of coverage to that currently maintained by it and its Subsidiaries;

          (f) The Company shall not make or agree to make, or permit any of its Subsidiaries to make or agree to make, any new capital expenditure other than those made in accordance with the 1999 Operating and Capital Budget approved by the Company's Board of Directors;

          (g) The Company shall and shall cause its Subsidiaries to perform in all material respects their respective obligations under any contracts and agreements to which any of them is a party or to which any of their assets is subject, except to the extent such failure to perform would not result in a Material Adverse Effect, and except for such obligations as the Company or its Subsidiaries in good faith may dispute; and

          (h) The Company shall not, and shall not permit any Subsidiary of the Company to, take any action that could reasonably be expected to result in (i) any of the representations or warranties of the Company set forth in this Agreement that are qualified as to materiality becoming untrue, (ii) any of such representations and warranties that are not so qualified becoming untrue in any material respect or (iii) any of the conditions to the Merger set forth in
Article VIII not being satisfied.
------------

     Section 6.2.   No Shopping.    (a)  The Company represents and warrants to
                    -----------
and covenants and agrees with Parent and Magellan that neither the Company nor any of the Subsidiaries has any agreement, arrangement or understanding with any potential acquiror that, directly or indirectly, would be violated, or require any payments, by reason of the execution, delivery and/or consummation of this Agreement.

     (b) The Company shall, and shall cause its Subsidiaries and its and their officers, employees, investment bankers, attorneys and other agents and representatives to, immediately cease any existing discussions or negotiations with any Person other than Parent and Magellan (a "Third Party") heretofore
                                                   -----------
conducted with respect to any Company Acquisition Proposal (as defined below). The Company shall not, and shall cause its Subsidiaries and its and their respective officers, directors, employees, investment bankers, attorneys and other agents and representatives not to, directly or indirectly (x) solicit, initiate, continue, facilitate or encourage (including by way of furnishing or disclosing non-public information) any inquiries, proposals or offers from any Third Party with respect to, or that could reasonably be expected to lead to, any acquisition or purchase of a material portion of the assets or business or a 25% or more voting equity interest in (including by way of a tender offer) or any amalgamation, merger, consolidation or business combination with, or any recapitalization or restructuring, or any similar transaction involving, the Company or any of its Subsidiaries (the foregoing being referred to as a "Company Acquisition Proposal") or (y) negotiate, explore or otherwise
 ----------------------------
communicate in any way with any Third Party with respect to any Company Acquisition Proposal, or enter into, approve or recommend any agreement, arrangement or understanding requiring the Company to abandon or fail to consummate the Merger or any other transaction contemplated hereby.

     (c) Notwithstanding anything to the contrary in the foregoing clause (b), the Company may in response to an unsolicited written proposal with respect to a Company Acquisition Proposal, from a Third Party (i) furnish or disclose non-public information to such Third Party and (ii) negotiate, explore or otherwise communicate with such Third Party, in each case only if (A) the Board of Directors of the Company by majority vote determines in good faith upon considering the advice of outside counsel that failing to take such action would constitute a breach of the fiduciary duties of the Board of Directors of the Company under applicable law (the Company Acquisition Proposal meeting the requirements of this clause (A), a "Superior Proposal"), (B) prior to furnishing or disclosing any non-public
 -----------------
information to, or entering into discussions or negotiations with, such Third Party, the Company receives from such Third Party an executed confidentiality agreement with terms no less favorable in the aggregate to the Company than those contained in the Confidentiality Agreement between the Company and Parent (the "Confidentiality Agreement"), but which confidentiality agreement shall not
      -------------------------
provide for any exclusive right to negotiate with the Company or any payments by the Company and (C) the Company advises Parent and Magellan of all such non-public information delivered to such Third Party concurrently with such delivery; provided however, that the Company shall not, and shall cause its Affiliates not to, enter into a definitive agreement with respect to a Superior Proposal unless (w) the Company has given Parent and Magellan five business days notice of its intention to enter into such definitive agreement, (x) if Parent and Magellan make a counter-proposal within such five business day period, the Board of Directors of the Company shall have determined, in light of any such counter-proposal, that the Third Party's proposal is still a Superior Proposal,
(y) the Company concurrently terminates this Agreement in accordance with the terms hereof and pays any termination fees required under Section 7.10 and agrees to pay any other amounts required under such Section and (z) such agreement permits the Company to terminate it if it receives a Superior Proposal, such termination and related provisions to be on terms no less favorable to the Company, including as to fees and reimbursement of expenses, as those contained herein.

     (d) The Company shall promptly (but in any event within one day of the Company becoming aware of same) advise Parent and Magellan of the receipt by the Company, any of its Subsidiaries or any of its bankers, attorneys or other agents or representatives of any inquiries or proposals relating to a Company Acquisition Proposal and any actions taken pursuant to subsection (c) above.
The Company shall promptly (but in any event within one day of the Company becoming aware of same) provide Parent and Magellan with a copy of any such inquiry or proposal in writing and a written statement with respect to any such inquiries or proposals not in writing, which statement shall include the identity of the parties making such inquiries or proposal and the material terms thereof. The Company shall, from time to time, promptly (but in any event within one day of the Company becoming aware of same) inform Parent and Magellan of the status and content of and development with respect to any discussions regarding any Company Acquisition Proposal with a third party, including (i) the calling of meetings of the Board of Directors of the Company to take action with respect to such Company Acquisition Proposal, (ii) the execution of any letters of intent, memoranda of understanding or similar non-binding agreements with respect to such Company Acquisition Proposal, (iii) the waiver of any standstill agreement to which the Company is or becomes a party, (iv) the determination by the Board of Directors of the

Company to recommend to the stockholders of the Company that they approve or accept a Superior Proposal or withdraw or modify in a manner adverse to Parent or Magellan its approval or recommendation of this Agreement or the Merger, (v) the determination by the Company to publicly disclose receipt of a Superior Proposal and (vi) the waiver by the Company of any confidentiality agreement with a Person proposing a Superior Proposal. For the avoidance of doubt, the Company agrees that it will not enter into any definitive agreement with respect to a Superior Proposal unless and until Parent and Magellan have been given notice of the identity of the party making such Superior Proposal, the terms thereof and developments referred to in the preceding sentence and the intent to enter into such a definitive agreement at least five business days prior to the entering into such agreement.

     Section 6.3.  Conduct of Business by Parent and Magellan Pending the
                   ------------------------------------------------------
Merger.  Parent and Magellan covenant and agree, each on behalf of itself, that,
------
from the date of this Agreement until the Effective Time, unless the Company shall otherwise agree in writing or as otherwise expressly contemplated by this Agreement; Parent and Magellan shall not, and shall not permit any of its respective Subsidiaries to, take any action that could reasonably be expected to result in (i) any of the respective representations or warranties of the Parent and Magellan set forth in this Agreement that are qualified as to materiality becoming untrue, (ii) any of such representations and warranties that are not so qualified becoming untrue in any material respect or (iii) any of the conditions to the Merger set forth in Article VIII not being satisfied.

     Section 6.4.  Ownership of Magellan.  Parent and Magellan covenant and
                   ---------------------
agree that on the Closing Date and at the Effective Time, Parent will own stock of Magellan possessing at least 80 percent of the total combined voting power of all classes of stock entitled to vote and at least 80 percent of the total number of shares of all other classes of stock.

     Section 6.5.  Conduct of Business by Magellan Pending the Merger.  Parent
                   --------------------------------------------------
covenants and agrees that it will use its commercially reasonable best efforts to cause Magellan to comply with the covenant and agreement set forth in Section
6.3 above.

                                 ARTICLE VII.

                             ADDITIONAL AGREEMENTS

     Section 7.1.  Obligations. The Company, Magellan and Parent will take all
                   -----------
reasonable action necessary to perform their respective obligations under this Agreement and to consummate the Merger on the terms and conditions set forth in this Agreement. None of the Company, Parent or Magellan shall take any action that would reasonably be expected to render them unable to perform their respective obligations under this Agreement and to consummate the Merger on the terms and conditions set forth in this Agreement.

     Section 7.2.  Proxy Statement.
                   ---------------

          (a) As promptly as practicable after the execution of this Agreement, the Company shall prepare and file with the SEC preliminary proxy materials with appropriate requests for confidential treatment, which shall constitute the Company's proxy statement (the "Proxy Statement") to be furnished to the
                                ---------------
Company's stockholders in connection with the solicitation of proxies on behalf of the Company's Board of Directors for use at the Company's Stockholders' Meeting contemplated by Section 7.9, and Parent shall prepare and file with the
                        -----------
SEC a registration statement on Form S-4, (such Form S-4, together with any amendments thereof or supplements thereto, the "Form S-4") in which the Proxy
                                                --------
Statement shall be included as a prospectus in connection with the registration under the Securities Act of the shares of Parent Common Stock to be distributed to holders of shares of Company Common Stock pursuant to the Merger. Parent, Magellan and the Company will cause the Form S-4 and the Proxy Statement to comply in all material respects with the Securities Act, the Exchange Act and the rules and regulations thereunder. Each of Parent, Magellan and the Company shall use all reasonable efforts to have or cause the Form S-4 to become effective (including clearing the Proxy Statement with the SEC) as promptly as practicable thereafter, and shall take any and all actions required under any applicable federal or state securities or blue sky laws in connection with the issuance of shares of Parent Common Stock pursuant to the Merger. Without limiting the generality of the foregoing, each of Parent, Magellan and the Company agrees to use all reasonable efforts, after consultation with the other such parties, to respond promptly to any comments made by the SEC with respect to the Proxy Statement (including each preliminary version thereof) and the Form S-4 (including each amendment thereof and supplement thereto). As promptly as practicable after the Form S-4 is declared effective and the Proxy Statement has been approved by the SEC, the Company shall use all reasonable efforts to cause the Proxy Statement to be furnished to the Company's stockholders in accordance with the governing provisions of the Exchange Act and Regulations 14A promulgated thereunder. The Proxy Statement shall contain the recommendation of the Board of Directors of the Company that the stockholders of the Company vote to approve and adopt the Merger and this Agreement, unless the Board of Directors of the Company concludes in good faith upon considering the advice of outside counsel that such recommendation would constitute a breach by the Board of Directors of the Company of its fiduciary duty under applicable law.

          (b) Parent, Magellan, and the Company will cooperate in the preparation of the Form S-4 and Proxy Statement and will provide each other all information reasonably requested by the other parties to enable such other parties to comply with the requirements of the Securities Act and the Exchange Act. Without limiting the generality of the foregoing, (i) the Company, Magellan and Parent shall each notify the others as promptly as practicable upon becoming aware of any event or circumstance which should be described in an amendment of, or a supplement to, the Proxy Statement or the Form S-4, and (ii) the Company, Magellan and Parent shall each notify the others as promptly as practicable after the receipt by it of any written or oral comments of the SEC on, or of any written or oral request by the SEC for amendments or supplements to, the Proxy Statement or the Form S-4, and shall promptly supply the others with copies of all correspondence between it or any of its representatives and the SEC with respect to any of the foregoing filings.

          (c) The information supplied by the Company for inclusion or incorporation by reference in the Proxy Statement and the Form S-4 shall not (i) at the time the Form S-4 is declared effective, (ii) at the time the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to holders of Company Common Stock, (iii) at the time of the Company Stockholders' Meeting and (iv) at the Effective Time, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. If at any time prior to the Effective Time any event or circumstance relating to the Company or any of its Affiliates or its or their respective officers or directors should be discovered by the Company which should be set forth in an amendment to the Form S-4 or a supplement to the Proxy Statement, the Company shall promptly inform Parent and Magellan of such event or circumstance. Notwithstanding anything to the contrary in this paragraph, no representation or warranty is made by Parent or Magellan with respect to statements made or incorporated by reference in the Proxy Statement or Form S-4 based on information supplied by the Company for inclusion or incorporation by reference therein.

          (d) The information supplied by the Parent or Magellan for inclusion or incorporation by reference in the Proxy Statement and the Form S-4 shall not
(i) at the time the Form S-4 is declared effective, (ii) at the time the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to holders of Company Common Stock, (iii) at the time of the Company Stockholders' Meeting and (iv) at the Effective Time, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading. If at any time prior to the Effective Time any event or circumstance relating to the Parent or Magellan or any of their Affiliates or their respective officers or directors should be discovered by Parent or Magellan which should be set forth in an amendment to the Form S-4 or a supplement to the Proxy Statement, Parent and Magellan shall promptly inform the Company of such event or circumstance. Notwithstanding anything to the contrary in this paragraph, no representation or warranty is made by the Company with respect to statements made or incorporated by reference in the Proxy Statement or Form S-4 based on information supplied by Parent or Magellan for inclusion or incorporation by reference therein.

     (e) The Company shall use reasonable efforts to cause to be delivered to Parent a letter of Arthur Andersen LLP, the Company's independent public accountants, dated a date within two business days before the date on which the Form S-4 shall become effective and addressed to Parent, in form and substance reasonably satisfactory to Parent and customary in scope and substance for letters delivered by independent public accountants in connection with registration statements similar to the Form S-4.

     (f) Parent shall use reasonable efforts to cause to be delivered to the Company a letter of KPMG Peat Marwick LLP, Parent's independent public accountants, dated a date within two business days before the date on which the Form S-4 shall become effective and addressed to the Company, in form and substance reasonably satisfactory to the Company and customary in scope and substance for letters delivered by independent public accountants in connection with registration statements similar to the Form S-4.

     Section 7.3.  Access to Information: Confidentiality.  From the date
                   --------------------------------------
hereof to the Effective Time, the Company shall, and shall cause its Subsidiaries and its and their officers, directors, employees and representatives to, afford the representatives of Parent and Magellan reasonable access during normal business hours to its officers, employees, representatives, books and records, and shall furnish Parent and Magellan all financial data as Parent and Magellan, through their representatives, reasonably may request; provided, however, that the Company shall not be so obligated if, based upon written advice of its counsel, providing such access would reasonably likely violate applicable law. Parent and Magellan agree to hold in strictest confidence all, and not to disclose to others for any reason whatsoever, any non-public information received by it, any Subsidiary of Parent or Magellan or its or their representatives in connection with the transactions contemplated hereby except (i) as required by law; (ii) for disclosure to officers, directors, employees and representatives of Parent or Magellan and the Subsidiaries of Parent or Magellan as necessary in connection with the transactions and filings contemplated hereby; and (iii) for information which becomes publicly available other than through Parent or Magellan. In the event the Merger is not consummated, Parent and Magellan shall return to the Company all non-public information (no matter where contained) and other material obtained from the Company, the Subsidiaries of the Company or their representatives in connection with the transactions contemplated hereby, or shall certify to the Company that such information has been destroyed. Without limiting in any manner the obligations of Parent and Magellan under the foregoing provisions of this Section 7.3, during the period between the date
                             -----------
hereof and the Effective Time, or in the event that this Agreement is terminated for any reason by Parent, Magellan or the Company, all information disclosed by the Company to either Parent or Magellan relating in any manner to the Company's business, operations, prospects, financial position or results of operations shall not be used, employed or misappropriated in any manner by Parent, Magellan or any of their Affiliates, successors or assigns that would be detrimental, harmful or adverse to the business, operations, prospects, financial position or results of operations of the Company.

     Section 7.4.  Indemnification of Company Directors, Officers and Employees.
                   ------------------------------------------------------------

          (a The Company shall, and from and after the Effective Time, Parent and the Surviving Corporation shall, to the fullest extent permitted under applicable law, defend, indemnify and hold harmless each person who is now, or has been at any time prior to the date hereof or who becomes prior to the Effective Time, an officer, director or employee of the Company or any of the Company's Subsidiaries (each, an "Indemnified Party" and, collectively, the
                                  -----------------
"Indemnified Parties") against (i) all costs or expenses (including reasonable
 -------------------
attorneys' fees), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, based in whole or in part on, or arising in whole or in part out of, the fact that such person is or was an officer, director or employee, whether pertaining to any matter existing or occurring at or prior to the Effective Time and whether asserted or claimed prior to, or at or after, the Effective Time (collectively, the "Indemnified Liabilities"); and (ii) all
                                   -----------------------
Indemnified Liabilities based in whole or in part on, or arising in whole or in part out of, or pertaining to, this Agreement, the Merger or the transactions contemplated hereby. The Company (or after the Effective Time, Parent and the Surviving Corporation) shall be entitled to participate in and, to the extent that it may wish, to assume the defense of any action, with counsel reasonably satisfactory to the Indemnified Party but, if any Indemnified Party believes that by reason of an actual or potential conflict of interest it is advisable for such Indemnified Party to be represented by separate counsel, or if the Company (or after the Effective Time, Parent and the Surviving Corporation) shall fail to assume responsibility for such defense, such Indemnified Party may retain counsel reasonably satisfactory to the Company (or after the Effective Time, Parent and the Surviving Corporation) who will represent such Indemnified Party, and the Company (or after the Effective Time, Parent and the Surviving Corporation) shall pay all reasonable fees and disbursements of such counsel promptly as statements therefor are received to the full extent permitted by applicable law upon receipt of any undertaking contemplated by the DGCL. The Indemnified Party and the Company (or after the Effective Time, Parent and the Surviving Corporation) will cooperate with each other and use all reasonable efforts to assist each other in the vigorous defense of any such matter; provided, however, that neither the Company, Parent nor the Surviving Corporation shall be liable for any settlement of any claim effected without its written consent. Any Indemnified Party wishing to claim indemnification under this Section 7.4, upon learning of any such claim, action, suit, proceeding or
     -----------
investigation, shall promptly notify the Company, Parent or the Surviving Corporation, as applicable (but the failure to be so notified by an Indemnified Party shall not relieve it from any liability which it may have under this
Section 7.4 except to the extent such failure prejudices such party).  The
-----------
indemnifying parties shall be required to pay for only one law firm, in addition to local counsel, in each applicable jurisdiction selected by the Indemnified Parties as a group in accordance with the foregoing provisions with respect to each such matter unless there is, under applicable standards of professional conduct, a conflict in any significant issue between the positions of any two or more Indemnified Parties.

          (b) The Company does not currently maintain in effect policies of directors' and officers' liability insurance. Parent shall use its reasonable efforts to obtain coverage for the Company's officers and directors with respect to claims arising from facts or events which occurred after January 1, 1999 under policies of directors' and officers' liability insurance currently maintained in effect by Parent, such coverage to be effective as of the the Closing Date.

          (c) In the event Parent, the Surviving Corporation or any of their successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of Parent and the Surviving Corporation assume the obligations set forth in this Section 7.4.
        -----------

          (d) The provisions of this Section 7.4 (i) are intended to be for the
                                     -----------
benefit of, and shall be enforceable by, each Indemnified Party, his heirs and his representatives and (ii) are in addition to, and not in substitution for, any other rights to indemnification or contribution that any such Person may have under the Company's certificate of incorporation, bylaws, by contract or otherwise.

          (e) In the event of any action, suit, proceeding or investigation with respect to which any Indemnified Party is entitled to indemnification under this
Section 7.4, the parties hereto agree to cooperate and use their respective
-----------
reasonable efforts to vigorously defend against and respond thereto.

     Section 7.5.  Certain Filings.
                   ---------------

          (a) The Company, Magellan and Parent shall cooperate with one another
(i) in connection with the preparation of the Form S-4 and the Proxy Statement,
(ii) in determining whether any action by or in respect of, or filing with, any Governmental Authority is required, or any actions, consents, approvals, or waivers are required to be obtained from parties to any material agreements, in connection with the consummation of the transactions contemplated by this Agreement, and (iii) in taking such actions or making such filings, furnishing information required in connection therewith and seeking to obtain such actions, consents, approvals, or waivers in a timely manner.

          (b) If not previously filed by Parent, Magellan and the Company, Parent, Magellan and the Company will, by April 30, 1999, make such filings as may be required by the HSR Act with respect to the consummation of the transactions contemplated by this Agreement and will use all reasonable efforts to obtain early termination of any waiting period under the HSR Act. Parent, Magellan and the Company will file or cause to be filed as promptly as practicable with the United States Federal Trade Commission ("FTC") and the
                                                              ---
United States Department of Justice ("Justice Department") any supplemental
                                      ------------------
information which may be requested during the initial waiting period pursuant to the HSR Act. All filings referred to in this Section 7.5(b) will comply in all
                                              --------------
material respects with the requirements of the respective laws pursuant to which they are made.

          (c) Without limiting the generality or effect of Section 7.5(b) and
                                                           --------------
notwithstanding any provision herein to the contrary, each of the parties will
(i) use commercially reasonable best efforts to comply as expeditiously as possible with all lawful requests of Governmental Authorities for additional information and documents during the initial waiting period pursuant to the HSR Act, (ii) not (A) extend any waiting period under the HSR Act or (B) enter into any voluntary agreement with any Governmental Authorities not to consummate the transactions contemplated by this Agreement, except with the prior consent of the other, and
(iii) cooperate with each other and use reasonable efforts to obtain the requisite approval of the FTC and Justice Department.

     Section 7.6.  Public Announcements.  So long as this Agreement is in
                   --------------------
effect, Parent, Magellan, and the Company agree to consult with each other in issuing any press release or otherwise making any public statement with respect to the transactions contemplated by this Agreement. Without the prior consent of the other parties hereto, which consent shall not be unreasonably withheld, Parent, Magellan and the Company will not issue, or permit any of its agents or Affiliates to issue, any press releases or otherwise make or permit any of its agents or Affiliates to make, public statements with respect to this Agreement or the transactions contemplated by this Agreement, except as may be required by law, stock exchange requirements or by obligations pursuant to any listing agreement under which the Company Common Stock is quoted on the NASDAQ National Market System. The commencement of litigation relating to this Agreement or the transactions contemplated hereby or any proceedings in connection therewith shall not be deemed a violation of this Section 7.6.
                                        -----------

     Section 7.7.  Further Assurances.  At and after the Effective Time, the
                   ------------------
officers and directors of the Surviving Corporation will be authorized to execute and deliver, in the name and on behalf of the Company or Magellan, any deeds, bills of sale, assignments, or assurances and to take and do, in the name and on behalf of the Company or Magellan, any other actions and things to vest, perfect, or confirm of record or otherwise in the Surviving Corporation any and all right, title, and interest in, to, and under any of the rights, properties, or assets of the Company acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger.

     Section 7.8.  Notices of Certain Events.  Each of the Company, Parent and
                   -------------------------
Magellan shall promptly notify the other party hereto of:

          (a) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement;

          (b) any notice or other communication from any Governmental Authority in connection with the transactions contemplated by this Agreement. If any party or any Affiliate thereof receives a request for additional information or documentary material from any such Governmental Authority with respect to the transactions contemplated by this Agreement, then such party will endeavor in good faith to make, or cause to be made, as soon as reasonably practicable and after consultation with the other party, an appropriate response in compliance with such request. Parent, Magellan and the Company will consult and cooperate with one another with respect to (and prior to) any understandings, undertakings or agreements (oral or written) which are proposed to be made or entered into with any Governmental Authority in connection with the transactions contemplated by this Agreement, and no such understanding, undertaking, or agreement shall be made or entered into without the mutual agreement of Parent, Magellan and the
Company;

          (c) any Proceedings commenced or, to its Knowledge, threatened against, relating to, or involving or otherwise affecting such party that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to this Agreement or that relate to the consummation of the transactions contemplated by this Agreement; and

          (d) (i) the discovery by such party that any representation or warranty contained in this Agreement is untrue or inaccurate in any material respect (or in any respect in the case of any representation or warranty containing any materiality qualification), (ii) the occurrence or failure to occur of any event which occurrence or failure to occur would be likely to cause any of the representations or warranties in this Agreement to be untrue or incorrect in any material respect (or in any respect in the case of any representation or warranty containing any materiality qualification) at the Effective Time, except for representations and warranties that speak as of a specified date, which need only be true and correct as of the specified date, and (iii) any material failure (or any failure in the case of any covenant, condition or agreement containing any materiality qualification) on its part to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 7.8(d) shall not limit or otherwise affect the remedies
                 --------------
available hereunder to the party receiving such notice.

     Section 7.9.  Company Stockholders' Meeting.  The Company shall promptly
                   -----------------------------
take all action reasonably necessary in accordance with the DGCL and its certificate of incorporation and bylaws to convene the Company Stockholders' Meeting. The Board of Directors of the Company (i) shall recommend at such meeting that the stockholders of the Company vote to adopt and approve the Merger and this Agreement; (ii) shall use its reasonable efforts to solicit from stockholders of the Company proxies in favor of such adoption and approval; and
(iii) shall take all other action reasonably necessary to secure a vote of its stockholders in favor of the adoption and approval of the Merger and this Agreement; provided, however, that the Board of Directors of the Company may withdraw, modify or change such recommendation, decline to solicit from the stockholders of the Company such proxies, and decline to take any such other action necessary to secure such a vote of the Company's stockholders, if it determines in good faith, upon considering the advice of outside counsel, that making such recommendation, soliciting from the stockholders of the Company such proxies, and taking such other action necessary to secure such a vote of the Company's stockholders, or the failure to so withdraw, modify or change such recommendation, or the failure to decline to solicit from the stockholders of the Company such proxies, or the failure to decline to take any such other action necessary to secure such a vote of the Company's stockholders, or the failure to recommend any other offer or proposal, could reasonably be deemed to cause the members of the Board of Directors to breach their fiduciary duties under applicable law. At such meeting, all the shares of Company Common Stock then owned by Parent, Magellan, or any other Affiliate of Parent, or with respect to which Parent, Magellan, or any other Affiliate of Parent holds the power to direct the voting, shall be voted in favor of the adoption and approval of the Merger and this Agreement.

     Section 7.10.  Expenses and Fees.
                    -----------------

          (a) Whether or not the Merger is consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses, including, without limitation, (i) the filing fee and expenses incurred in connection with the filing under the HSR Act with Parent as the acquiring person, all filing fees and expenses incurred in connection with the filing of the Form S-4, and all printing and mailing expenses incurred in connection with the Form S-4 shall be paid by Parent, and (ii) all filing fees and expenses and printing and mailing expenses incurred in connection with the Proxy Statement shall be paid by the Company. Notwithstanding anything to the contrary in this paragraph, $250,000 of fees and expenses of the Company shall be reimbursed by Parent or Magellan to the Company if the Merger is not consummated due to the failure to obtain the requisite approval from the FTC and the Justice Department as a result of Parent's acts or omissions.

          (b)  Notwithstanding the provisions of Section 7.10(a), if this
                                                 ---------------
Agreement is terminated in accordance with Section 9.1(g) or Section 9.1(h), the
                                           --------------    --------------
Company shall promptly, but in no event later than three business days after written request by Parent, pay to Parent an amount equal to $2,600,000 in immediately available funds, if, and only if, a Triggering Event (as defined below) shall have occurred prior to termination of this Agreement in accordance with Section 9.1(g) or Section 9.1(h); provided, however, that no such amount
     --------------    --------------
will be due from the Company to Parent or Magellan in the event that the Company terminates this Agreement pursuant to Section 9.1(j). As used herein,
                                      --------------
"Triggering Event" shall mean the occurrence of any of the following events:
 ----------------
(i) the Company shall have entered into an agreement with respect to any Company Acquisition Proposal; or (ii) the Company Board of Directors shall have withdrawn, modified or changed its approval or recommendation of this Agreement or the Merger in a manner adverse to Parent or Magellan.

          (c) Notwithstanding the provisions of Section 7.10(a), if this
                                                ---------------
Agreement is terminated in accordance with Section 9.1(i), Parent shall
                                           --------------
promptly, but in no event later than three business days after written request by the Company, pay to the Company an amount equal to $2,600,000 in immediately available funds.

     Section 7.11.  Employee Benefits.
                    -----------------

          (a) The Board of Directors of Magellan shall have authorized, as of the Effective Time, the participation of all employees of the Company as of the Effective Time in the various benefit plans and programs maintained for Magellan's employees or in substantially similar programs, including any of the following benefit plans maintained as of the Effective Time, in each case to the extent a similarly situated Magellan employee is entitled to participate therein: medical/dental/vision care, life insurance, disability income, sick pay, holiday and vacation pay, 401(k) plan coverage, Section 125 benefit arrangements, bonus, profit-sharing or other incentive plans, dependent care assistance and severance benefits, to the extent the Company employees meet the eligibility requirements for each such plan or program and for so long as such plans and programs are provided to the employees of Magellan; provided, however, that any preexisting condition exclusion applicable under plans and programs pursuant to which such employee benefits are provided to employees of the Company and the Company Subsidiaries shall be waived; and provided, further, that Magellan agrees to credit each employee of the Company and the Company Subsidiaries with any deductibles already incurred during the year such coverage begins.

          (b) With respect to any "employee benefit plan" as defined in Section 3(3) of ERISA maintained by Magellan or any Magellan Subsidiary (including any severance plan), for all purposes, including, but not limited to, determining eligibility to participate, level of benefits and vesting, service with the Company or any Company Subsidiary shall be treated as service with Magellan or the Magellan Subsidiaries; provided, however, that such service need not be recognized to the extent that such recognition would result in any duplication of benefits.

          (c) On or before, but effective as of the Effective Time, the Company and the Company Subsidiaries shall take such actions as may be necessary to cause each individual employed by the Company and any Company Subsidiaries immediately prior to the Effective Time to have a fully vested and nonforfeitable interest in such employee's account balance under the 401(k) plan sponsored by the Company and the Company Subsidiaries as of the Effective Time.

     Section 7.12  Affiliates.  Prior to the Closing Date, the Company shall
                   ----------
deliver to Parent a letter identifying all Persons who are, at the time this Agreement is submitted for approval to the stockholders of the Company, "affiliates" of the Company (including all directors of the Company) for purposes of Rule 145 under the Securities Act. The Company shall use reasonable efforts to cause each such Person to deliver to Parent and Magellan on or prior to the Closing Date a written agreement substantially in the form attached hereto as Exhibit B.

     Section 7.13  Stock Exchange Listing.  Parent shall use reasonable efforts
                   ----------------------
to cause the shares of Parent Common Stock to be issued in the Merger to be approved for listing on the New York Stock Exchange, subject to official notice of issuance, prior to the Closing Date.

     Section 7.14  Takeover Statute.  If Section 203 of the DGCL or any other
                   ----------------
takeover statute ("Takeover Statute") shall become applicable to the
                   ----------------
transactions contemplated hereby, the Company and the members of the Board of Directors of the Company, subject to their fiduciary duties, shall grant such approvals and take such actions as are necessary so that the transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to eliminate or minimize the effects of such Takeover Statute on the transactions contemplated hereby.

     Section 7.15.   Efforts to Consummate the Merger.  Parent, Magellan and
                     --------------------------------
the Company each agree to use their commercially reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper, or advisable under the terms of this Agreement or applicable Legal Requirements to consummate the Merger as soon as practicable after the date hereof, including, without limitation, securing all consents and authorizations of third parties and giving all notices to third parties which may be necessary or reasonably required in order to consummate the Merger, and Parent, Magellan and the Company shall use their reasonable efforts to promptly cooperate to obtain all necessary Governmental Authorizations necessary to consummate the Merger.

     Section 7.16.  Actions Affecting Section 368(a) of the Code.  Each of
                    --------------------------------------------
Parent, Magellan and the Company agrees not to take any action either prior to or, with respect to Parent and Magellan, after the Effective Time, that would cause the Merger to fail to qualify as a "reorganization" for federal income tax purposes under Section 368(a) of the Code. Notwithstanding anything to the contrary in this Agreement, this Section 7.16 shall survive without limitation.

     Section 7.17.  Assumption of Debt.  The Company shall use its reasonable
                    -------------------
efforts to obtain an agreement from Company's lender that the Company's indebtedness will be assumable by Magellan.

     Section 7.18.  FIRPTA Certificate.  At the Closing, the Company shall
                    ------------------
provide to Parent and Magellan a valid certification of non-foreign status of the Company pursuant to Section 1445(b)(2) of the Code and Treasury Regulation
Section 1.1445-2(b)(2). Such certification shall conform to the model certification provided in Treasury Regulation Section 1.1445-2(b)(2)(iii)(B), or shall be in a form otherwise acceptable to Parent and Magellan.

                                 ARTICLE VIII

                           CONDITIONS TO THE MERGER

     Section 8.1.  Conditions to the Obligations of Each Party.  The
                   -------------------------------------------
obligations of the Company, Parent and Magellan to consummate the Merger are subject to the prior satisfaction of the following conditions:

          (a) this Agreement shall have been approved and adopted by the stockholders of the Company in accordance with the applicable provisions of the DGCL;

          (b) any applicable waiting period under the HSR Act relating to the Merger shall have expired or been terminated;

          (c) the Form S-4 shall have been declared effective by the SEC under the Securities Act, and no stop order suspending the effectiveness of the Form S-4 shall have been issued by the SEC and no proceedings for that purpose shall have been initiated or, to the Knowledge of the Parent, Magellan or the Company, threatened by the SEC, and all necessary approvals under blue sky laws relating to the issuance or trading of the Parent Common Stock to be issued to the stockholders of the Company in connection with the Merger shall have been received;

          (d) the Parent Common Stock to be issued to the stockholders of the Company in connection with the Merger shall have been approved for listing on the New York Stock Exchange subject only to official notice of issuance;

          (e) all authorizations, consents, orders and approvals of, and declarations and filings with, and all expirations of waiting periods imposed by, any Governmental Authority which, if not obtained in connection with the consummation of the transactions contemplated hereby, could reasonably be expected to have a Material Adverse Effect on the Company (collectively, "Required Regulatory Approvals"), shall have been obtained, have been declared or filed or have occurred, as the case may be, and all such Required Regulatory Approvals shall be in full force and effect; and

          (f) no provision of any applicable Legal Requirement and no judgment, injunction, order or decree shall prohibit the consummation of the Merger.

     Section 8.2.  Conditions to the Obligations of Parent and Magellan.  The
                   ----------------------------------------------------
obligations of Parent and Magellan to consummate the Merger are subject to the prior satisfaction or waiver of the following further conditions:

          (a) Each of the representations and warranties of the Company contained in this Agreement (without giving effect to any qualification contained therein as to materiality, including, without limitation, the phrases "material," "in all material respects," "substantial," or "substantially," and "Material Adverse Effect"), shall be true and correct on and as of the Closing Date except (i) that those representations and warranties which address matters only as of a particular date shall remain true and correct as of such particular date and (ii) where the failure to be so true and correct would not, individually or in the aggregate, have or be reasonably likely to have a Material Adverse Effect on the Company. The Company shall have performed or complied with all agreements and covenants required to be performed by it under this Agreement at or prior to the Closing Date that are qualified as to materiality and shall have performed or complied in all material respects with all other agreements and covenants required to be performed by it under this Agreement at or prior to the Closing Date that are not so qualified as to materiality. Since July 31, 1998, there has not been any event, occurrence or development which has had or reasonably could be expected to have a Material Adverse Effect with respect to the Company. Parent and Magellan shall have received at the Effective Time a certificate, dated the day of the Effective Time and validly executed by or on behalf of the Company, to the effect that the conditions set forth in preceding three sentences have been so satisfied.

          (b) Each Representation Letter in substantially the form of Exhibit C
                                                                      ---------
attached hereto (as the same may be modified by agreement between Parent, Magellan and the Company) shall have been delivered to Latham & Watkins.

          (c) Parent and Magellan shall have received a written opinion from Latham & Watkins, in form and substance reasonably satisfactory to Parent and Magellan, to the effect that the Merger will constitute a "reorganization" for federal income tax purposes within the meaning of Section 368(a) of the Code. In rendering its opinion, Latham & Watkins shall be entitled to rely on the Representation Letter.

          (d) All consents, approvals and waivers from any Person necessary to the consummation of the transactions contemplated hereby shall have been obtained, including, without limitation, consents from the Company's lender of the redemption of the Series A Preferred Stock as provided in Section 3.1(d).
                                                              --------------

     Section 8.3.  Conditions to the Obligations of the Company.  The
                   --------------------------------------------
obligations of the Company to consummate the Merger are subject to the prior satisfaction or waiver of the following further conditions:

          (a) Each of the representations and warranties of Parent and Magellan contained in this Agreement (without giving effect to any qualification contained therein as to materiality, including, without limitation, the phrases "material," "in all material respects," "substantial," or "substantially," and "Material Adverse Effect"), shall be true and correct on and as of the Closing Date except (i) that those representations and warranties which address matters only as of a particular date shall remain true and correct as of such particular date and (ii) where the failure to be so true and correct would not, individually or in the aggregate, have or be reasonably likely to have a Material Adverse Effect on Parent. Parent and Magellan shall have performed or complied with all agreements and covenants required to be performed by it under this Agreement at or prior to the Closing Date that are qualified as to materiality and shall have performed or complied in all material respects with all agreements and covenants required to be performed by it under this Agreement at or prior to the Closing Date that are not so qualified as to materiality. Since December 31, 1997, except as disclosed in the Parent SEC Reports, there has not been any event, occurrence or development which has had or reasonably could be expected to have a Material Adverse Effect with respect to Parent, or would materially impair the ability of Parent to consummate the transactions contemplated by this Agreement. The Company shall have received at the Effective Time certificates, dated the day of the Effective Time and validly executed by or on behalf of Parent and Magellan, to the effect that the conditions set forth in preceding three sentences have been so satisfied.

          (b) Each Representation Letter in substantially the form of Exhibit C attached hereto (as the same may be modified by agreement between Parent, Magellan and the Company) shall have been delivered to Stuart, Biolchini, Turner & Givray.

          (c) The Company shall have received a written opinion from Stuart, Biolchini, Turner & Givray, in form and substance reasonably satisfactory to the Company, to the effect that the Merger will constitute a "reorganization" for federal income tax purposes within the meaning of Section 368(a) of the Code.
In rendering its opinion, Stuart, Biolchini, Turner & Givray shall be entitled to rely on the Representation Letters.

                                  ARTICLE IX

                        TERMINATION; AMENDMENT; WAIVER

     Section 9.1  Termination.  This Agreement may be terminated and the
                  -----------
transactions contemplated hereby may be abandoned at any time prior to the Closing Date, by action taken or authorized by the Board of Directors of the terminating party or parties, whether before or after approval of the matters presented in connection with the Merger by the stockholders of the Company in accordance with one or more of the following:

          (a) by mutual written consent executed by the Company, Magellan and Parent and duly authorized by the respective Board of Directors of the Company, Magellan and Parent;

          (b) By Parent or Magellan, if there is a material breach of any covenant or agreement on the part of the Company set forth in this Agreement, or if (i) any representation or warranty of the Company that is qualified as to materiality shall have become untrue or (ii) any representation or warranty of the Company that is not so qualified shall have become untrue in any material respect, in each case such that the conditions set forth in Section 8.2 would
                                                            -----------
not be satisfied (a "Terminating Company Breach"); provided, however, that, if such Terminating Company Breach is capable of being cured by the Company prior to the Effective Time through the exercise of its best efforts, Parent and Magellan shall promptly give notice of such Terminating Company Breach to the Company and if such Terminating Company Breach is cured within 20 days after giving notice to the Company of such breach, neither Parent nor Magellan may terminate this Agreement under this Section 9.1(b);
                                    --------------

          (c) By the Company, if there is a material breach of any covenant or agreement on the part of the Parent or Magellan set forth in this Agreement, or if (i) any representation or warranty of Parent or Magellan that is qualified as to materiality shall have become untrue or (ii) any representation or warranty of Parent or Magellan that is not so qualified shall have become untrue in any material respect, in each case such that the conditions set forth in Section 8.3 would not be satisfied
                                           -----------
("Terminating Parent Breach"); provided, however, that, if such Terminating Parent Breach is capable of being cured by Parent or Magellan prior to the Effective Time through the exercise of its best efforts, the Company shall promptly give notice of such Terminating Parent Breach to Parent and Magellan and if such Terminating Parent Breach is cured within 20 days after giving written notice to Parent and Magellan of such breach, the Company may not terminate this Agreement under this Section 9.1(c);
                                    --------------

          (d) by Parent, Magellan or the Company if the Closing Date shall not have occurred, other than through the failure of any such party to fulfill its obligations hereunder, on or before October 31, 1999 (assuming that Parent, Magellan and the Company have caused their respective filing(s) required by the HSR Act to be made on or before April 30, 1999, and it being understood that Parent, Magellan and the Company are each obligated hereunder to use their respective commercially reasonable best efforts to comply with any later request(s) for information made by any Governmental Authority having jurisdiction under the HSR Act) or such later date agreed to in writing by Parent, Magellan and the Company; provided, that none of Parent, Magellan or the Company shall be entitled to terminate this Agreement pursuant to this Section
                                                                       -------
9.1(d), if the Merger has not been consummated as a result of such party's (or
------
its Affiliates') material breach of any representation, warranty or covenant set forth in this Agreement;

          (e) by Parent, Magellan or the Company if any court of competent jurisdiction in the United States of America or other (federal or state) Governmental Authority shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement and such order, decree, ruling or other action shall have been final and nonappealable;

          (f) by Parent, Magellan or the Company if this Agreement shall not have been approved or adopted by the stockholders of the Company after the matter shall have been presented to them for a vote at the Company Stockholders' Meeting (including any adjournment thereof);

          (g) by the Company if the Board of Directors of the Company determines to accept a Superior Proposal and withdraws its recommendation in favor of adoption and approval of the Merger and this Agreement because the Company's Board of Directors believes in good faith that such a withdrawal is necessary for the Company's Board of Directors to act in a manner which is consistent with its fiduciary duties to the stockholders of the Company; or

          (h) by Parent or Magellan if (i) the Board of Directors of the Company shall have withdrawn or materially and adversely modified its recommendation of the Merger or this Agreement; (ii) the Board of Directors of the Company shall have recommended to the stockholders of the Company that they approve a Company Acquisition Proposal other than contemplated by this Agreement; (iii) a tender offer or exchange offer that, if successful, would result in any Person or "group" (such term having the meaning in this Section 9.1(h) as is ascribed under Regulation 13D
                           --------------
under the Exchange Act) becoming a Beneficial Owner of 50% or more of the outstanding shares of Company Common Stock is commenced (other than by Parent or Magellan or any of their Affiliates) and the Board of Directors of the Company recommends that the stockholders of the Company tender their shares in such tender or exchange offer; or (iv) for any reason the Company fails to call and hold the Company Stockholders Meeting by October 31, 1999 (provided that Parent's right to terminate this Agreement under such clause (iv) shall not be available if at such time the Company would be entitled to terminate this Agreement under Section 9.1(c));

          (i) By the Company if the Board of Directors of Parent or Magellan shall have withdrawn or materially and adversely modified its approval of the Merger or this Agreement; or

          (j) By the Company if the Average Price of Parent Common Stock is less than $21.00 per share, and if Parent does not choose to adjust the Exchange Ratio such that the value of Parent Common Stock, based on the Average Price, paid for each share of Company Common Stock shall be equal to $6.97, all in accordance with Section 3.1(b).
                --------------

     Section 9.2.   Effect of Termination.  In the event of the termination and
                    ---------------------
abandonment of this Agreement pursuant to Section 9.1 hereof, this Agreement
                                          -----------
shall thereafter become void and have no effect, without any liability on the part of any party or its directors, other than the provisions of Sections 7.3
                                                                 ------------
(to the extent regarding confidentiality and the obligation not to use the Company's information to its detriment or harm), 7.10, and Article X; provided,
                                                 ----      ---------
however, that nothing contained in this Section 9.2 shall relieve any party from
                                        -----------
liability for any breach or violation of this Agreement.

                                   ARTICLE X

                                 MISCELLANEOUS

     Section 10.1.  Non-Survival of Representations and Warranties.  All
                    ----------------------------------------------
representations warranties, covenants and other agreements in this Agreement shall not survive the Merger, and after the Effective Time neither the Company, Parent, Magellan or their respective officers or directors shall have any further obligation with respect thereto. This Section 10.1 shall not limit any
                                               ------------
covenant or agreement of the parties hereto which by its terms contemplates performance after the Effective Time.

     Section 10.2.  Entire Agreement; Assignment.  This Agreement (a)
                    ----------------------------
constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof, and (b) shall not be assigned by operation of law or otherwise. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

     Section 10.3.  Amendment and Modification.  This Agreement may be amended
                    --------------------------
modified, terminated, rescinded or supplemented only by written agreement of the parties hereto at any time before or after approval hereof by the stockholders of the Company, but after such approval, any amendment shall be made in accordance with applicable Legal Requirements.

     Section 10.4.  Waiver; Consents.  At any time prior to the Effective Time,
                    ----------------
the parties hereto may (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties contained herein or in any documents delivered pursuant hereto, and (iii) waive compliance with any of the agreements or conditions contained herein; provided, however, that any such waiver that affects the rights of the stockholders of the Company shall be in accordance with applicable Legal Requirements. Any failure of a party to comply with any obligation, covenant, agreement or condition herein may be waived by the party affected thereby only by a written instrument signed by the party granting such waiver. No waiver, or failure to insist upon strict compliance, by any party of any condition or any breach of any obligation, term, covenant, representation, warranty or agreement contained in this Agreement, in any one or more instances, shall be construed to be a waiver of, or estoppel with respect to, any other condition or any other breach of the same or any other obligation, term, covenant, representation, warranty or agreement. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirements for a waiver.

     Section 10.5.  Severability.  The invalidity or unenforceability of any
                    ------------
provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect.

     Section 10.6.  Notices.  All notices and other communications hereunder
                    -------
shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, (b) on the first business day following the date of dispatch if delivered by a nationally recognized next-day courier service, (c) on the next Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid or (d) if sent by facsimile transmission, with a copy mailed on the same day in the manner provided in (a) or (b) above, when transmitted and receipt is confirmed by telephone. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice to the respective parties as follows:

     if to Parent or Magellan to:

          Orbital Sciences Corporation
          21700 Atlantic Boulevard

          Dulles, VA 20166
          Telecopy No. 703-406-5572
          Attention: Legal Department

     with a copy (which shall not constitute notice) to:

          Latham & Watkins
          135 Commonwealth Drive
          Menlo Park, CA 94025
          Telecopy No. 650-463-2600
          Attention: Ora Fisher

     if to the Company to:

          Lowrance Electronics, Inc.
          12000 East Skelly Drive
          Tulsa, OK 74128
          Telecopy No. 918-234-1714
          Attention: Mr. Darrell J. Lowrance

     with a copy (which shall not constitute notice) to:

          Stuart, Biolchini, Turner & Givray
          Suite 3300
          First Place Tower
          Fifteen East Fifth Street
          Tulsa, OK 74103
          Telecopy No. (918) 582-3033
          Attention: Robert F. Biolchini, Esq.

or to such other address as the Person to whom notice is given may have previously furnished to the others in writing in the manner set forth above (provided that notice of any change of address shall be effective only upon receipt thereof).

     Section 10.7.  Governing Law.  This Agreement shall be governed by and
                    -------------
construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

     Section 10.8.  Jurisdiction.  Any process against Parent, Magellan or the
                    ------------
Company in, or in connection with, any suit, action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement may be served personally or by certified mail at the address set forth in Section 10.6 with
                                                            ------------
the same effect as though served on it personally.

     Section 10.9.   Descriptive Headings.  The descriptive headings and table
                     --------------------
of contents are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

     Section 10.10.  Parties in Interest; No Third Party Beneficiary.  Except
                     -----------------------------------------------
as set forth in Section 7.4, this Agreement shall be binding upon and inure
                -----------
solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

     Section 10.11.  Counterparts.  This Agreement may be executed in two or
                     ------------
more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

     Section 10.12.  Incorporation by Reference.  Any and all schedules,
                     --------------------------
exhibits, annexes, statements, reports, certificates or other documents or instruments referred to herein or attached hereto are incorporated herein by reference hereto as though fully set forth at the point referred to in the Agreement.

     Section 10.13.  Interpretation.  When a reference is made in this Agreement
                     --------------
to Sections, Exhibits or Schedules, such reference shall be to a Section of or Exhibit or Schedule to this Agreement unless otherwise indicated. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the content requires otherwise.


                       [SIGNATURES ON FOLLOWING PAGE(S)]

     IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its officers thereunto duly authorized, all as of the day and year first above written.

                              ORBITAL SCIENCES CORPORATION


                              By:________________________________________

                              Name:______________________________________

                              Title:_____________________________________


                              MAGELLAN CORPORATION


                              By:________________________________________

                              Name:______________________________________

                              Title:_____________________________________



                              LOWRANCE ELECTRONICS, INC.


                              By:________________________________________

                                    Darrell J. Lowrance

                                    President and Chief Executive Officer

                                   EXHIBIT A

                                  DEFINITIONS

For the purposes of this Agreement, the following terms shall have the meanings specified or referred to below whether or not capitalized when used in this Agreement.

     "Affiliate" means, with respect to a specified Person, (a) any Entity of
      ---------
which such Person is an executive officer, director, partner, trustee or other fiduciary or is directly or indirectly the Beneficial Owner of 10% or more of any class of equity security thereof or other financial interest therein; (b) if such Person is an individual, any relative or spouse of such individual, or any relative of such spouse (such relative being related to the individual in question within the second degree) and any Entity of which any such relative, spouse, or relative of spouse is an executive officer, director, partner, trustee or other fiduciary or is directly or indirectly the Beneficial Owner of 10% or more of any class of equity security thereof or other financial interest therein; (c) if such Person is an Entity, any director, executive officer, partner, trustee or other fiduciary or any direct or indirect Beneficial Owner of 10% or more of any class of equity security of, or other financial interest in, such Entity; (d) any Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with the Person specified, or (e) with respect to the Company, any stockholder. For purposes of this definition, "executive officer" means the president, any vice president in charge of a principal business unit, division or function such as sales, administration, research and development, or finance, and any other officer, employee or other Person who performs a policy making function or has the same duties as those of a president or vice president. For purposes of this definition, "control" (including "controlling", "controlled by" and "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

     "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 of the
      ----------------
General Rules and Regulations promulgated under the Exchange Act as in effect as of the date of this Agreement.

     "Code" means the Internal Revenue Code of 1986, as amended.
      ----

     "Company Business Facility" means any land, building or structure owned or
      -------------------------
leased by the Company and/or any Subsidiary of the Company.

     "Entity" means any corporation (including any non-profit corporation),
      ------
general partnership, limited partnership, limited liability company, joint venture, joint stock association, estate, trust, cooperative, foundation, union, syndicate, league, consortium, coalition, committee, society, firm, company or other enterprise, association, organization or entity of any nature.

     "Environmental Conditions" means the introduction into the environment of
      ------------------------
any Hazardous Substance (whether or not upon any Company Business Facility or other property) as a result of which the Company or any of its Subsidiaries has or may become liable to any Person or by reason of which any Company Business Facility or any of the assets of the Company or its Subsidiaries may suffer or be subject to any lien.

     "Environmental Laws" means any and all Legal Requirements that relate to
      ------------------
public and worker health and safety and pollution, contamination, preservation, protection, or clean-up of the air, surface water, ground water, soil or wetlands and activities or conditions relating thereto.

     "Environmental Permit" means all permits, licenses, certificates,
      --------------------
registrations, identification numbers, applications, consents, approvals, variances, notices of intent, and exemptions necessary for the ownership, use and/or operation of any current Company Business Facility to comply with Requirements of Environmental Laws.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and
      ------------
the rules and regulations promulgated thereunder.

     "GAAP" means generally accepted United States accounting principles,
      ----
consistently applied.

     "Governmental Authority" means any governmental authority, including, but
      ----------------------
not limited to, any foreign governmental authority, the United States of America, any State of the United States, any local authority and any political subdivision of any of the foregoing, any multi-national organization or body, any agency, department, commission, board, bureau, court or other authority of any of the foregoing, or any quasi-governmental or private body exercising, or purporting to exercise, any executive, legislative, judicial, administrative, police, regulatory or taxing authority or power of any nature.

     "Governmental Authorization" means any permit (including, but not limited
      --------------------------
to, any Environmental Permit), license, franchise, approval (including clearance under the HSR Act and orders from the SEC regarding Parent's Form S-4), certificate, consent, ratification, permission, confirmation, endorsement, waiver, certification, registration, qualification or other authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Authority or pursuant to any Legal Requirement.

     "Hazardous Substance" shall mean any pollutant, contaminant, chemical, and
      -------------------
any toxic, infectious, carcinogenic, reactive, corrosive, ignitable or flammable chemical or chemical compound or hazardous substance, material or waste, whether solid, liquid or gas, including, without limitation, any quantity of asbestos in any form, urea formaldehyde, PCB's, radon gas, crude oil or any fraction thereof, all forms of natural gas, petroleum products or by-products or derivatives, radioactive substance or material, pesticide waste waters, sludges, and slag, that is subject to regulation, control or remediation under any

Environmental Laws; and any other substance, material or waste that is subject to regulation, control or remediation under any Environmental Laws.

     "HSR Act" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of
      -------
1976, as amended, and the rules and regulations promulgated thereunder.

     "Knowledge"; unless otherwise specifically defined in the text of the
      ---------
Agreement with respect to one or more Sections, the Company or Parent, as appropriate, shall be deemed to have "knowledge" of a particular fact or other matter if any director or executive officer of the Company or Parent, as appropriate, has current, actual knowledge of such fact or other matter or if such director or executive officer would have such knowledge through the conduct of his duties in a reasonable manner in accordance with generally accepted industry standards.

     "Legal Requirement" shall mean any applicable law (including, but not
      -----------------
limited to, Environmental Laws), statute, ordinance, decree, requirement, order, treaty, proclamation, convention, rule or regulation (or interpretation of any of the foregoing) of, and the terms of any Governmental Authorization issued by, any Governmental Authority which exists on the date of this Agreement and/or exists up to and including the Closing Date.

     "Material Adverse Effect," when used in this Agreement in connection with
      -----------------------
the Company and its Subsidiaries, or Parent, Magellan, and their Subsidiaries, as the case may be, means any event, circumstances, effect, fact or condition that individually or in the aggregate with all other events, facts, circumstances, effects or conditions is or could reasonably be anticipated to be materially adverse to the business, assets (including intangible assets), liabilities, financial condition or results of operations of the Company and all of its Subsidiaries or Parent, Magellan and all of their Subsidiaries, as applicable, taken as a whole, excluding specifically any such event, fact or condition resulting from or relating to (a) changes in general economic or political conditions or (b) changes arising out of the effects of the seasonality and volatility of the Company's and its Subsidiaries' businesses consistent with the historic seasonality and volatility of the Company's and its Subsidiaries' businesses.

     "Organizational Documents" means, with respect to a corporation, the
      ------------------------
certificate of incorporation, articles of incorporation and bylaws of such corporation; with respect to a general partnership, the partnership agreement establishing such partnership; with respect to a joint venture, the joint venture agreement establishing such joint venture; with respect to a limited partnership, the limited partnership agreement and the certificate of limited partnership of such limited partnership; with respect to a trust, the instrument establishing such trust; and with respect to any other Entity, any charter document or other document or agreement executed, adopted, approved, ratified or filed in connection with the formation, creation, constitution, governance or organization of such Entity, in each case including any and all amendments or modifications thereof.

     "Person" means any individual, Entity or Governmental Authority.
      ------

     "Proceeding" means any action, suit, litigation, arbitration, lawsuit,
      ----------
claim, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding and any informal proceeding), review, prosecution, contest, hearing, inquiry, inquest, audit, examination, investigation, challenge, controversy or dispute commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Authority or any arbitrator.

     "Requirement(s) of Environmental Law(s)" means all requirements,
      --------------------------------------
conditions, restrictions or stipulations of Environmental Laws applicable to the Company, its Subsidiaries or the assets and/or the business of the Company or any of its Subsidiaries.

     "SEC" means the Securities and Exchange Commission.
      ---

     "Securities Act" means the Securities Act of 1933, as amended, and the
      --------------
rules and regulations promulgated thereunder.

     "Subsidiary" means, with respect to any Person, any corporation,
      ----------
partnership, joint venture, joint stock association, business trust or other Entity of which such Person or another Subsidiary of such Person directly or indirectly owns more than 20% of the outstanding capital stock or other equity interest.

     "Tax" or "Taxes" means any federal, state, local or foreign net or gross
      ---      -----
income, gross receipts, sales, use, ad valorem, transfer, franchise, license, withholding, payroll, employment, excise, severance, stamped, occupation, premium, personal property, real property, capital stock, profits, social security, unemployment, disability, registration, value added, estimated, alternative or add-on minimum taxes, customs duties or other taxes, fees, assessments or charges of any kind whatsoever, together with any interest and penalties, additions to tax or additional amounts imposed by any Governmental Authority.

     "Tax Return" means any return, declaration, report, claim for refund, or
      ----------
information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.